Exhibit 99.1


               DATED                                          2004
               ---------------------------------------------------


                           CRAIG RENNIE AND OTHERS (1)

                                       AND

                      CELGENE UK MANUFACTURING LIMITED (2)

                                       AND

                             CELGENE CORPORATION (3)












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                           SHARE ACQUISITION AGREEMENT
                             FOR THE PURCHASE OF THE
                         ENTIRE ISSUED SHARE CAPITAL OF
                                 PENN T LIMITED

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                              BARLOW LYDE & GILBERT
               BEAUFORT HOUSE 15 ST BOTOLPH STREET LONDON EC3A 7NJ
                   TELEPHONE +44 [0] 20 7247 2277 FAX +44 [0]
                                  20 7071 9000
                     WEBSITE WWW.BLG.CO.UK DX 155 LONDON CDE

                                    CONTENTS
CLAUSE                                                                      PAGE
1        DEFINITIONS AND INTERPRETATION........................................1
2        SALE AND PURCHASE....................................................10
3        CONSIDERATION........................................................11
4        COMPLETION...........................................................13
5        POST-COMPLETION MATTERS..............................................14
6        WARRANTIES AND REPRESENTATIONS.......................................14
7        RESTRICTIVE COVENANTS IN FAVOUR OF THE PURCHASER.....................17
8        PAYMENTS.............................................................18
9        GENERAL..............................................................19
10       CHOICE OF LAW, SUBMISSION TO JURISDICTION AND SERVICE OF PROCESS.....24
11       TERMINATION..........................................................26
12       OPTION AGREEMENT: CONFLICT AND SURVIVAL..............................26
13       VENDORS' REPRESENTATIVES AND WARRANTORS' REPRESENTATIVE..............26
14       PENN SHARES - RIGHT OF FIRST REFUSAL AND LAST REFUSAL................27
15       CELGENE GUARANTEE....................................................27

SCHEDULES
1        The Company..........................................................28
2        Completion Matters...................................................29
3        Tax..................................................................34
         Part 1 - General.....................................................34
         Part 2 - Taxation Covenant...........................................46
         Part 3 - Taxation Warranties.........................................49
4        Part 1 - The Warranties..............................................55
         Part 2 - The Representations.........................................75
5        Part 1 - The Vendors.................................................76
         Part 2 - The Warrantors..............................................78
6        The Completion Accounts..............................................80
7        Provisions for the protection of the Warrantors......................83
8        Rights of First Refusal and Last Refusal.............................89
9        Celgene Guarantee....................................................94
10       Trustees Covenants and Warranties....................................96
11       Relevant documents for paragraph 1.1 of part 1 of Schedule 4.........98

ANNEXURES

1.       Celgene Pharmion Agreement..........................................100
2.       Penn Celgene Manufacturing Agreement................................101
3.       Option Agreement....................................................102
4.       Articles of Association of Penn.....................................103

AGREED FORM DOCUMENTS

Acknowledgement and Release
Officers' resignations
Powers of attorney pending registration of the Sale Shares
Auditors' resignation
Deed of Termination
Escrow Deed
Deed of Release and Consent
Escrow Account Instruction Letter
Run-Off Insurance Confirmation Letter
Technical Services Agreement

THIS AGREEMENT is dated                      2004 and is made as a deed BETWEEN:

(1) THE PERSONS whose names and addresses are stated in part 1 of schedule 5 (together THE "VENDORS");

(2) CELGENE UK MANUFACTURING LIMITED, a company incorporated in England and Wales under number 5262329 whose registered office is at 7th Floor, Beaufort House, 15 St Botolph Street, London EC3A 7NJ (the "PURCHASER"); and

(3)     CELGENE  CORPORATION,  a Delaware  corporation  whose principal place of
        business  is  at  7  Powder  Horn  Drive,   Warren,   New  Jersey  07059
        ("CELGENE");

(together "THE PARTIES" and each a "PARTY").

NOW IT IS HEREBY AGREED as follows:

1       DEFINITIONS AND INTERPRETATION

1.1     Defined terms used in this Agreement
        ------------------------------------

        In this Agreement, unless the context otherwise requires:

        "ACTUAL TAXATION  LIABILITY" has the meaning given in part 1 of schedule
        3;

        "AGGREGATE THRESHOLD" means (pound)275,000;

        "AUDITORS" means PricewaterhouseCoopers LLP of One Kingsway, Cardiff CF10 3PW;

        "BUSINESS" means the business carried on by the Company prior to and at the Completion Date being the procurement of manufacture and the sale and/or distribution of Sauramide, Thalomid, Pharmion Thalidomide and any formulation that contains thalidomide;

        "BUSINESS DAY" means a day other than a Saturday or a Sunday on which clearing banks are open for business in London for dealings in Sterling;

        "BL&H AGREEMENT" means the distributorship agreement between the Company and BL&H International Corp., as amended and restated from time to time prior to the date hereof;

        "CASH" means the cash book balance of the Company at the time of Completion (taking into account cash at bank and in hand, unpresented cheques issued by the Company prior to such time and uncleared cheques in favour of the Company prior to such time);

        "CA 1985" means the Companies Act 1985;

        "CELGENE AFFILIATE" means any entity which is controlled by, under common control with, or in control of, Celgene and for the purposes of this definition,

        "control" shall mean the power whether by reason of voting control, contract rights or otherwise, to direct the business and affairs of an entity;

        "CELGENE LICENSEE" means any entity that is licensed or otherwise authorised by Celgene or a Celgene Affiliate to manufacture, market or sell any formulation containing thalidomide or thalidomide analogs, homologs or prodrugs thereof, including, without limitation, the thalidomide drugs known as Thalomid, Sauramide and Pharmion Thalidomide and any formulation that contains thalidomide;

        "CELGENE PHARMION AGREEMENT" means the licence agreement dated 16 November 2001 between Celgene (1) and Pharmion GmbH (2) and Pharmion Corporation (3) (as amended and restated from time to time prior to the date hereof);

        "CLOSING CURRENT ASSETS" means all current assets of the Company at the time of Completion as set out in the Closing Balance Sheet including stock, Cash and amounts due from trade debtors and other receivables;

        "CLOSING BALANCE SHEET" means the audited balance sheet of the Company as at the time of Completion, as set out in the Completion Accounts prepared in accordance with Schedule 6;

        "CLOSING DEBT" means all sums or amounts due from the Company at the time of Completion to third parties in the form of loans, overdrafts, guarantees or other indebtedness for borrowed money (excluding the Penn Group Indebtedness, the RBS Indebtedness and the Closing Current Liabilities) as set out in the Closing Balance Sheet (including any accrued interest and early repayment charges);

        "CLOSING CURRENT LIABILITIES" means all current liabilities of the Company at the time of Completion as set out in the Closing Balance Sheet including trade creditors and accruals and other liabilities (including Tax);

        "CLOSING NET FINANCIAL POSITION" means Closing Current Assets less Closing Current Liabilities (and also less Closing Debt, to the extent the same is not repaid by the Company on or prior to Completion);

        "COMPANY" means Penn T Limited (No. 4272045), further details of which are set out in schedule 1;

        "COMPLETION" means completion of the sale and purchase of the Shares by the performance by the Parties of their respective obligations under clause 4.1 and schedule 2;

        "COMPLETION ACCOUNTS" means an audited profit and loss account of the Company from and including 1 April 2004 up to and including the Completion Date and the Closing Balance Sheet, together with a statement of the Closing Net Financial Position and a cash flow statement for the same period or as at the Completion Date, to be prepared in accordance with Schedule 6;

        "COMPLETION   DATE"  means  the  date  on  which  Completion  occurs  in accordance with the terms of this Agreement;

        "CONFIDENTIAL INFORMATION" means all information and data including, without limitation, proprietary information and materials (whether or not patentable) regarding the Company's technology, products, business information or objectives, as well as trade secrets and information equivalent to them of the Company (including, but not limited to, formulae, processes, methods, knowledge and Know-how) in connection with the Business including (without limitation) that which relates to the customers and suppliers relating thereto and which are for the time being confidential;

        "DEED OF RELEASE AND CONSENT" means the deed of release and consent in the agreed form to be executed and delivered on Completion by Royal Bank of Scotland plc (and others), in favour of the Company releasing it from obligations under a Guarantee, Debenture and Inter-Creditor Agreement and confirming that there are no amounts owing by the Company to such bankers;

        "DEED OF TERMINATION" means a deed of termination, in the agreed form, terminating, with effect from the Completion Date, the Option Agreement;

        "DISCLOSURE LETTER" means the letter (including its annexures and documents and matters deemed incorporated therein) of the same date as this Agreement from the Warrantors to the Purchaser containing the disclosures to the Warranties and the Representations which has been delivered to the Purchaser prior to the execution of this Agreement;

        "ESCROW ACCOUNT" means the UK sterling account details of which are set out in the Escrow Deed;

        "ESCROW ACCOUNT INSTRUCTION LETTER" means the letter in the agreed form to be given to the Purchaser's Solicitors and the Vendors' Solicitors by the Purchaser, Celgene and the Vendors;

        "ESCROW AMOUNT" means the sum of (pound)2,800,000 to be paid into the Escrow AccounT on Completion and dealt with in accordance with the provisions of the Escrow Deed;

        "ESCROW DEED" means the deed of escrow, in the agreed form, to be entered into on Completion by the Warrantors and the Purchaser;

        "GUARANTEE" means any guarantee, indemnity, suretyship, letter of comfort or any other assurance, security or right of set-off given or undertaken directly or indirectly by a person to secure or support the obligations (actual or contingent) of any third party;

        "HOLDING COMPANY" means a holding company (as defined in sections 736 and 736A CA 1985) or a parent undertaking (as defined in section 258 CA
        1985);

        "ICTA" means the Income and Corporation Taxes Act 1988;

        "INDEPENDENT ACCOUNTANT" means a single chartered accountant or firm of chartered accountants, nominated by agreement between the Vendors' Representatives and the Purchaser or, in default of such agreement within 15 Business Days after the date upon which the relevant dispute arises, nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales (or by such person as such President may appoint for the purpose of making such nomination) on the application of the Vendors' Representatives or the Purchaser;

        "INDIVIDUAL THRESHOLD" means (pound)27,500;

                                                            95(A - B)
        "INITIAL PAYMENT" means (pound)51,117,533.69 being ----------- where:-
                                                               100

        A = (pound)61,750,000; and

        B  =  the  aggregate  of  the  Penn  Group   Indebtedness  and  the  RBS
        Indebtedness;

        "INTELLECTUAL PROPERTY" means:

        (i) patents, trade marks, service marks, registered designs, applications for any of those rights, trade and business names (including internet domain names and e-mail address names), unregistered trade marks and service marks, copyrights, design rights and rights in semiconductor topographies, moral rights, rights in performances (as set out in Part II Copyright Designs and Patents Act 1988), database rights, rights in know-how and designs and inventions;

        (ii) rights of the equivalent or similar effect or nature to those in paragraph (i); and

        (iii) rights under licences, consent orders, statutes or otherwise in relation to a right in paragraphs (i) or (ii),

        in each case in any jurisdiction where any of the above may exist.

        "INTELLECTUAL PROPERTY RIGHTS" means all Intellectual Property owned, used or required to be used by the Company in or in connection with its business including, but not limited to, the registered Intellectual Property listed in the Disclosure Letter;

        "KEY AGREEMENTS" means the Penn Pharmion Agreement and the Penn Celgene Manufacturing Agreement, full details of which are set out in the Disclosure Letter;

        "KNOW-HOW" means all designs, specifications, datasheets, techniques, operating procedures and materials, processes, inventions, formulations and formulae, performance data, product and pre-clinical and clinical trial data and records, calculations and other manufacturing and technical data and information which, prior to or at the Completion Date, is owned, used or required to be used by the Company in or in connection with its business;

        "LATEST ACCOUNTS" means the audited individual accounts of the Company (as defined in section 226 CA 1985) comprising profit and loss account, balance sheet and directors and auditors report (and associated notes) for its financial year ended on the Latest Accounts Date, if any;

        "LATEST ACCOUNTS DATE" means 31 March 2004;

        "LATEST MANAGEMENT ACCOUNTS" means the latest management accounts of the Company for the period commencing on 1 April 2004 and ending on 30 September 2004, a true copy of which has been provided to the Purchaser prior to Completion;

        "LEAD INVESTOR" means Barrington House Nominees Limited Customers B, details of which are set out in Part 1 of Schedule 6;

        "OPTION AGREEMENT" means the option agreement entered into between Craig Rennie and others and Celgene and dated 16 November 2001, a true and complete copy of which is attached as annexure 6 to this Agreement;

        "PENN" means Penn Pharmaceuticals Holdings Limited, a company incorporated in England and Wales under number 4294120, whose registered office is at Units 23/24 Tafarnaubach Industrial Estate, Tredegar, Gwent, NP2 3AA;

        "PENN CELGENE MANUFACTURING AGREEMENT" means the agreement dated December 1995 between Penn Pharmaceuticals Limited (1) and Celgene (2) as amended and restated from time to time prior to the date hereof and any other amendments or related agreements, a true and complete copy of which is attached to the Disclosure Letter;

        "PENN GROUP" means Penn, any subsidiary of Penn, any holding company of Penn and any subsidiaries of any holding company of Penn, in each case for the time being, and "MEMBER OF THE PENN GROUP" shall be construed accordingly;

        "PENN GROUP INDEBTEDNESS" means all sums or amounts due from the Company at the time of Completion in respect of indebtedness for borrowed money to the Penn Group together with all early repayment charges and other sums or amounts payable in respect of the repayment of such indebtedness upon Completion;

        "PENN PHARMION AGREEMENT" means the agreement dated 7 March 2001 between Pharmion GmbH (1) and the Company (2) as amended and restated from time to time (including by a subsequent agreement dated 16 November 2001) prior to the date hereof and any other amendments or related agreements, and a true and complete copy of which is attached to the Disclosure Letter;

        "PHARMION COMFORT LETTER" means the letter to be signed by Pharmion Corp. and/or Pharmion GmbH and delivered to the Purchaser on the date of this Agreement;

        "PHARMION THALIDOMIDE" means any formulation or product containing thalidomide as the active ingredient, as distributed by Pharmion from time to time and for the time being, including, without limitation, that distributed under the Penn Pharmion Agreement and the Celgene Pharmion Agreement;

        "PPL" means Penn Pharmaceuticals Limited, a company incorporated in England and Wales under number 4037849, whose registered office is at Units 23/24 Tafarnaubach Industrial Estate, Tredegar, Gwent NP2 3AA;

        "PPSL" means Penn Pharmaceutical Services Limited, a company incorporated in England and Wales under number 1331447 whose registered office is at Units 23/24 Tafarnaubach Industrial Estate, Tredegar, Gwent, NP2 3AA;

        "PURCHASE PRICE" means an amount equal to the sum of (pound)61,750,000 less the Penn Group Indebtedness and the RBS Indebtedness, subject to adjustment in accordance with clause 3.5;

        "PURCHASER'S ACCOUNTANTS" means KPMG LLP of 150 John F. Kennedy Parkway, Short Hills, NJ 07078 or such other firm of accountants as the Purchaser may from time to time appoint as its accountants for any purpose connected with this Agreement;

        "PURCHASER'S ATTORNEYS" means Proskauer Rose of 1585 Broadway, New York, NY 10036, USA;

        "PURCHASER'S GROUP" means the Purchaser, any subsidiary of the Purchaser, any holding company of the Purchaser and any subsidiary of any holding company of the Purchaser, in each case for the time being and "MEMBER OF THE PURCHASER'S GROUP" shall be construed accordingly;

        "PURCHASER'S SOLICITORS" means Barlow Lyde & Gilbert of Beaufort House, 15 St Botolph Street, London, EC3A 7NJ;

        "RBS INDEBTEDNESS" means all sums or amounts due from the Company at the time of Completion in respect of indebtedness for borrowed money to Royal Bank of Scotland plc together with all early repayment charges and other sums or amounts payable in respect of the repayment of such indebtedness upon Completion;

        "RELEVANT EARNINGS" means (pound)750,000;

        "RELEVANT PROPORTION" means, in relation to any Vendor, the proportion of the Purchase Price to which such Vendor is entitled as set out in part 1 of schedule 5;

        "RELIEF" has the meaning given in part 1 of schedule 3;

        "REPRESENTATIONS"  means  the  representations  set  out  in  Part  2 of
        Schedule 4;

        "RESTRICTED PERSON" means, in relation to the covenants set out in clause 7, the Warrantors;

        "RESTRICTED PRODUCTS" means the thalidomide drugs known as Thalomid, Sauramide and Pharmion Thalidomide;

        "RETIRING  DIRECTORS"  has the  meaning  given  in  paragraph  2.1.3  of schedule 2;

        "RETIRING  SECRETARY"  has the  meaning  given  in  paragraph  2.1.4  of schedule 2;

        "RHC AGREEMENT" means the distributorship agreement between the Company and RHC USA Corp., as amended and restated from time to time prior to the date hereof;

        "THE ROGER JONES INTEREST IN POSSESSION TRUST" or "THE TRUST" means the interest in possession trust made on 30 June 1997 and evidenced by a statutory declaration made by Roger Spencer Jones dated 14 August 2000 and accompanying exhibits including RSJ2 and an undated settlement executed by the said Roger Spencer Jones and Ann Jones;

        "SECONDARY RESTRICTED PRODUCTS" means any formulation containing thalidomide or thalidomide analogs, homologs or prodrugs thereof including, without limitation, any formulation that contains thalidomide but excluding the thalidomide drugs known as Thalomid, Sauramide and Pharmion Thalidomide;

        "SECURITY INTEREST" means any claim, mortgage, lien, pledge, charge, encumbrance, equity, hypothecation, right of pre-emption or other security interest or any other restriction or right exercisable by, or in favour of, any third party (or an agreement or commitment to create any of them);

        "SHARES" means the entire issued share capital of the Company at Completion;

        "SHARE  TRANSFERS" has the meaning given in paragraph  1.1.1 of schedule
        2;

        "STERLING" means the lawful currency of the United Kingdom for the time being;

        "SUBSIDIARY"  means a subsidiary (as defined by sections 736 and 736A CA
        1985) or a subsidiary undertaking (as defined by section 258 CA 1985);

        "TAX" and "TAXATION" have the meaning given in part 1 of schedule 3;

        "TAX COVENANT" means part 2 of schedule 3;

        "TAXATION  WARRANTIES"  means  the  warranties  contained  in  part 3 of schedule 3;

        "TECHNICAL SERVICES AGREEMENT" means the agreement in the agreed form pursuant to which Penn or a member of the Penn Group will provide certain manufacturing and support services to the Company following Completion;

        "TERMINATED KEY AGREEMENTS" means the BL&H Agreement and the RHC Agreement, true and complete copies of which are annexed to the Disclosure Letter;

        "TERRITORY" means all territories covered in any and all agreements entered into by (or assigned or novated to) the Company and which relate to the formulation, storage, supply, sale or distribution of any Restricted Product (including, without limitation, the Key Agreements) or any other agreement with any third party to do the same;

        "TRANSACTION DOCUMENTS" means this Agreement and each of the documents referred to in this Agreement as being in the agreed form and any document from time to time entered into pursuant to the terms of this Agreement or any other such document;

        "VENDORS' ACCOUNTANTS" means PricewaterhouseCoopers LLP of One Kingsway, Cardiff CF10 3PW or such other firm of accountants as the Vendors' Representatives on behalf of the Vendors may from time to time appoint as their accountants for any purpose connected with this Agreement;

        "VENDORS' REPRESENTATIVE" means Craig Rennie or such other person(s) (being a Vendor) that the Vendors acting jointly may from time to time nominate in writing to the Purchaser;

        "VENDORS' SOLICITORS" means Addleshaw Goddard of 100 Barbirolli Square, Manchester M2 3AB;

        "WARRANTIES"  means  the  warranties  set  out in  clause  6,  Part 1 of
        Schedule 4, the Taxation Warranties and the warranties and covenants set out in Schedule 10;

        "WARRANTORS"  means the persons  whose names and addresses are stated in part 2 of schedule 6; and

        "WARRANTORS' REPRESENTATIVE" means Craig Rennie or such other person (being a Warrantor) that the Warrantors acting jointly may from time to time nominate in writing to the Purchaser.

1.2     Terms Defined Elsewhere in this Agreement
        -----------------------------------------

        In addition to the terms defined in clause 1.1, certain other terms are defined elsewhere in this Agreement (denoted by capitalised words in quotes and bold type). Each such term shall have the meaning stated for the purpose of the provision in which it is defined and, if used elsewhere in this Agreement, where so used, unless the context otherwise requires.

1.3     Interpretation of words and expressions used in this Agreement
        --------------------------------------------------------------

        In this Agreement, unless the context otherwise requires:

        1.3.1 a document expressed to be "IN THE AGREED FORM" means a document in a form which has been agreed by or on behalf of the Parties at or before the execution of this Agreement and which has, for the purposes of identification, been signed or initialled by them or on their behalf;

        1.3.2 references to a clause, schedule or annexure are to a clause of, or a schedule or annexure to, this Agreement respectively; references to this Agreement include its schedules and annexures and references in a schedule or part of a schedule to a paragraph are to a paragraph of that schedule or that part of that schedule respectively; further, the schedules and annexures form part of this Agreement, shall be deemed to be incorporated in this Agreement and shall be read as though set out in this Agreement in full;

        1.3.3 references to this Agreement or any other document or to any specified provision of this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of this Agreement or that document, as the case may be;

        1.3.4 references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, Court, official or any legal concept or thing shall, in respect of any jurisdiction other than England and Wales, be deemed to include what most nearly approximates in that jurisdiction to the English legal term;

        1.3.5 words importing the singular include the plural and vice versa, words importing a gender include every gender and references to a "PERSON" include any individual, corporation, firm, partnership, joint venture, association, body of persons, organisation or trust (in each case whether or not having separate legal personality);

        1.3.6 words and phrases which are generally defined for the purposes of CA 1985 shall bear the meanings attributed to them by that Act as at the date of this Agreement;

        1.3.7 a person shall be deemed to be "ASSOCIATED WITH" another person or an "ASSOCIATED PERSON" of that other person if such person is an associate of the other person within the meaning of section 435 Insolvency Act 1986;

        1.3.8 the word "COMPANY", except where used in reference to the Company, shall be deemed to include any corporation, firm, partnership, joint venture, association, organisation or other body of persons, whether incorporated or not incorporated and whether now existing or to be formed after the date of this Agreement; and

        1.3.9 without prejudice to the right of assignment conferred by clause 9.11.3, nothing in this Agreement shall confer any rights or obligations on any person who has not executed this Agreement (or such person's successors or assigns) nor shall the consent of any person who has not so executed this Agreement (or such person's successors or assigns) be needed to make any modification, amendment, variation or release of the terms hereof and the Parties expressly agree for the purposes of the Contracts (Rights of Third Parties) Act 1999 that they do not intend any person other than a Party to this Agreement or any assignee of the Purchaser permitted pursuant to clause 9.11.3 to be able to enforce any term of this Agreement.

1.4     Contents table and headings
        ---------------------------

        In this Agreement, the contents table and the descriptive headings to, and within, clauses, schedules and paragraphs are inserted for convenience only, have no legal effect and shall be ignored in the interpretation and construction of this Agreement.

1.5     References to statutory provisions
        ----------------------------------

        In this Agreement, unless the context otherwise requires, references to statutory provisions or subordinate legislation (as defined by section 21(1) Interpretation Act 1978) shall be construed as references to those provisions or that subordinate legislation as respectively replaced, amended or re-enacted (whether before or after the date of this Agreement) from time to time and shall include any provisions or subordinate legislation of which they are re-enactments (whether with or without modification) and any subordinate legislation made under such provisions save to the extent that such replacements, amendments or re-enactments taking effect after the date of this Agreement would impose any greater obligations or liabilities on, or reduce the benefit to, any Party.

2       SALE AND PURCHASE

2.1 Each Vendor shall sell with full title guarantee, and the Purchaser shall purchase, those Shares set opposite his/its name in Part 1 of
        Schedule 6 with effect from Completion free from any Security Interest and together with all rights and benefits attaching to them including all dividends declared or paid in relation to the Shares on or after the date of this Agreement.

2.2 Each of the Vendors waives any pre-emption rights over the Shares whether conferred by the articles of association of the Company or otherwise.

2.3 Each of the Vendors severally warrants, in relation to himself/itself, to each other Party that:

        2.3.1 he or it has the requisite power and authority under its constitutional documents (if relevant) and otherwise to execute, deliver and perform his/its obligations under this Agreement and any other Transaction Document to be executed by him/it;

        2.3.2   in the  case  of any  Vendor  which  is a  body  corporate,  the execution and delivery of, and the performance of its obligations under this Agreement and each of the other Transaction Documents to be executed by it have been duly authorised by all necessary corporate action on its part whether under its memorandum and articles of association or otherwise;

        2.3.3 other than pursuant to the Option Agreement there is not (nor is there pending or applicable) any option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance on, over or affecting any of the Shares to be sold by him/it, there is no agreement or commitment to give or create any of the foregoing, and so far as he/it is aware, no person has either made or is likely to make any claim to be entitled to any of the foregoing;

        2.3.4 he or it will, at Completion, be entitled and empowered to sell and transfer, or procure the sale and transfer of, the full legal and beneficial ownership in those Shares to be sold by him/it on the terms set out in this Agreement; and

        2.3.5 this Agreement constitutes, and the other Transaction Documents executed or to be executed by him/it will, when executed, constitute legal, valid and binding obligations of him/it enforceable in accordance with their respective terms.

2.4 Each of Celgene and the Purchaser severally warrants, in relation to itself, to each Vendor that:

        2.4.1 it has the requisite power and authority under its constitutional documents and otherwise to execute, deliver and perform its obligations under this Agreement and any other Transaction Document to be executed by it; and

        2.4.2 the execution and delivery of, and the performance of the obligations of it under this Agreement and each of the other Transaction Documents have been duly authorised by all necessary corporate action on its part whether under its constitutional documents or otherwise.

3       CONSIDERATION

3.1     Consideration
        -------------

        The consideration for the sale and purchase of the Shares shall be the Purchase Price, payable in accordance with this clause 3.

3.2     Apportionment of the Purchase Price between the Vendors
        -------------------------------------------------------

        The Purchase Price, including any further amount payable by the Purchaser pursuant to clause 3.6, shall be apportioned between the Vendors as follows:

        3.2.1 by the payment of an amount equal to the accrued but unpaid preferential dividend to the Lead Investor;

        3.2.2 by the payment of any preferential amounts payable to the holders of the A Preference Shares and the B Preference Shares in the capital of the Company; and

        3.2.3 by the payment of any balance to the Vendors in the Relevant Proportions.

3.3     Payment on account at Completion
        --------------------------------

        On Completion, the Purchaser shall pay the Initial Payment to the Vendors in cash in Sterling on account of the Purchase Price, of which (pound)48,317,533.69 shall be paid to the Vendors in accordance with the provisions of clause 8.1 and the balance, being the Escrow Amount, shall be paid in accordance with the provisions of clause 3.4.

3.4     Payment of Escrow Amount
        ------------------------

        On Completion, the Purchaser shall pay the Escrow Amount into the Escrow Account out of the consideration to be received by the Warrantors. The Escrow Amount shall be dealt with in accordance with the terms of the Escrow Deed.

3.5     Determination of the Purchase Price and Completion Accounts
        -----------------------------------------------------------

        3.5.1 Immediately following Completion, the Parties shall comply with their respective obligations pursuant to the provisions of
                Schedule 7.

        3.5.2 The Purchase Price is subject to adjustment in accordance with this clause 3.5. There shall be added on a (pound) for (pound) basis the amount by which the Closing Net Financial Position less the Relevant Earnings exceeds zero or, as the case may be, there shall be deducted on a (pound) for (pound) basis the amount by which the Closing Net Financial Position less the Relevant Earnings is less than zero.

3.6     Adjustments following determination of the Purchase Price
        ---------------------------------------------------------

        If the Purchase Price, as finally agreed or determined  pursuant to this
        Agreement:

        3.6.1 is less than (pound)51,117,533.69, each Vendor shall repay to the Purchaser his/its proportiOn of the shortfall, such proportion being determined by reference to the amount received by such Vendor of the amounts paid in accordance with clause 3.3;

        3.6.2 is greater than (pound)51,117,533.69, the Purchaser shall pay to each Vendor his/its RelEvant Proportion of the excess; or

        3.6.3 is equal to (pound)51,117,533.69, no balancing payment shall be made pursuant to this clause.

3.7     Payment of amounts under clause 3.6
        -----------------------------------

        Any amount payable pursuant to clause 3.6.1 or clause 3.6.2 shall be paid in cash (in Sterling) within 10 Business Days of final agreement or determination of the Purchase Price in accordance with Schedule 7. Interest shall be payable on any amounts due pursuant to clause 3.6.1 or
        3.6.2 at a rate per annum of one per cent. above the base rate from time to time of Barclays Bank plc for the entire period from the date of Completion until the date on which such amount is paid in full. Interest shall accrue and be payable from day to day.

4       COMPLETION

4.1     Location and time
        -----------------

        Completion shall take place at the offices of the Vendors' Solicitors (or at such other place as the Vendors' Representatives on the one part and the Purchaser on the other may agree) immediately following execution of this Agreement when the Parties shall comply with all (but, subject to clause 4.2 and to clause 4.3, not part) of their respective obligations as set out in schedule 2. The Purchaser shall not be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed simultaneously.

4.2     If Completion does not take place on the Completion Date because of any
        -----------------------------------------------------------------------
        of the Vendors
        --------------

        If any of the Vendors shall fail or be unable to comply with any of his/its obligations as set out in schedule 2 on the Completion Date, the Purchaser may (but without prejudice to the Purchaser's rights or any remedy or action the Purchaser may have (whether under this Agreement or otherwise) in respect of such failure or inability to comply):

        4.2.1 defer Completion to a date not more than 10 Business Days (or as mutually agreed in writing between the Purchaser and the Vendors' Representative on behalf of the Vendors) after that date (in which case the provisions of this clause 4.2 shall apply to Completion as so deferred and the provisions of this Agreement shall apply as if that other date is the date set for Completion in clause 4.1); or

        4.2.2   proceed to Completion so far as practicable; or

        4.2.3   terminate this Agreement.

4.3     If Completion does not take place on the Completion Date because of the
        -----------------------------------------------------------------------
        Purchaser
        ---------

        If the Purchaser shall fail or be unable to comply with any of its obligations as set out in clause 3.3 or in schedule 2 on the Completion Date, the Vendors' Representatives may on behalf of the Vendors (but without prejudice to the Vendors' rights or any remedy or action the Vendors may have (whether under this Agreement or otherwise) in respect of such failure or inability to comply):

        4.3.1 defer Completion to a date not more than 10 Business Days (or as mutually agreed in writing between the Purchaser and the Vendors' Representatives on behalf of the Vendors) after that date (in which case the provisions of this clause 4.3 shall apply to Completion as so deferred and the provisions of this Agreement shall apply as if that other date is the date set out for Completion in clause 4.1); or

        4.3.2   proceed to Completion so far as practicable; or

        4.3.3   terminate this Agreement.

5       POST-COMPLETION MATTERS

5.1     Dealings in the Sale Shares pending registration of transfers
        -------------------------------------------------------------

        Each Vendor hereby declares that, for so long as he/it remains the registered holder of any of the Shares after Completion, he/it will:

        5.1.1 hold such Shares and any dividends and other distributions of profits or surplus or other assets declared, paid or made in respect of them after Completion and all rights arising out of or in connection with them in trust for the Purchaser and its successors in title or assignees; and

        5.1.2 deal with and dispose of the Shares and all such dividends, distributions and rights as are described in clause 5.1.1 only as the Purchaser or any such successor or assignee may direct in writing.

5.2     Name and Logo
        -------------

        5.2.1 Notwithstanding any other provision of this Agreement, if the Company owns or uses the names "Penn" and/or any other name or any of the logos disclosed in the Disclosure Letter with specific reference to this clause 5.2, or any name or mark confusingly similar to any of them including any name or mark which incorporates the name "Penn" and/or the logos referred to above (or any name or mark confusingly similar to any of them), the Purchaser shall, and shall procure that the Company shall, on the Completion Date or as soon as reasonably practicable thereafter (and save as provided in the licence referred to in Clause 5.2.2 below), cease to use any such name or mark and shall within 7 days following a request to do so by the Vendors' Representative procure that the Company shall assign, as the Vendors' Reprsesentative may direct, free of any Security Interest, all rights of the Company in any such name or mark by way of an assignment in a form which is reasonably satisfactory to the Vendors' Representatives.

        5.2.2 If, at Completion, the Company uses any names or logos as part of its business under any licences or other arrangements (written or unwritten) with any companies in the Penn Group, the Vendors shall procure that the Company is granted by the relevant company in the Penn Group (insofar as that company is legally able) a royalty-free, non-exclusive licence in terms to be agreed by the parties to continue to use such names or logos for a period of 12 months after Completion (or such longer period as mutually agreed in writing between the Vendors' Representative, Penn and the Purchaser).

6       WARRANTIES AND REPRESENTATIONS

6.1 The Warrantors, upon the execution of this Agreement, jointly and severally warrant to the Purchaser in the terms of the Warranties and represent to the Purchaser in the terms of the Representations. The Representations have been given with the intention of inducing the Purchaser to enter into this Agreement.

6.2 The Warranties and Representations shall continue in full force and effect notwithstanding Completion.

6.3     Disclosure Letter
        -----------------

        The Warranties and Representations are given subject only to any fact, matter or circumstance to the extent the same is fairly disclosed in the Disclosure Letter.

6.4     Independence of Warranties and Representations
        ----------------------------------------------

        Each of the Warranties and the Representations shall be separate and independent and save where this Agreement provides otherwise, shall not be limited by reference to any other warranty, indemnity, representation or any other provision of this Agreement.

6.5     Waiver of claim(s) by any Warrantor against the Company's directors or
        ----------------------------------------------------------------------
        employees, agents and advisers
        ------------------------------

        Each Warrantor agrees with the Purchaser (for itself and as trustee for the Company and the directors, employees, agents and advisers of the Company):

        6.5.1 that the giving by the Company and/or any of its directors, employees, agents or advisers of any information or opinion in connection with the Warranties, the Representations, the Tax Covenant or the Disclosure Letter or otherwise in relation to the business or affairs of the Company or in connection with the negotiation and preparation of this Agreement or any other Transaction Document shall not be deemed to be a representation, warranty or guarantee to the Warrantors of the accuracy of any such information or opinion;

        6.5.2 to waive any right or claim which he/it may have against the Company and/or any of its directors, employees agents or advisers for any error, omission or misrepresentation in any such information or opinion or any action taken on or before the Completion Date; and

        6.5.3 that any such right or claim shall not constitute a defence to any claim by the Purchaser under or in relation to this Agreement or any other Transaction Document.

6.6     General provisions in relation to the Warranties etc
        ----------------------------------------------------

        6.6.1 Subject to clause 9.6 (Entire Agreement) which shall, in so far as is possible and legally enforceable, prevail, the rights and remedies conferred on any Party under this Agreement are cumulative and are additional to, and not exclusive of, any rights or remedies provided by law or otherwise available at any time to that Party in respect of any breach of this Agreement (including the right to damages for any loss or additional loss suffered by that Party).

        6.6.2   Any  payment   made  in  respect  of  any  of  the   Warranties,
                Representations or under the Tax Covenant shall, to the extent possible, be deemed to be an adjustment in the Purchase Price.

        6.6.3   Neither the Warranties,  the Representations,  nor any rights or
                remedies   in  respect  of  them,   shall  in  any   respect  be
                extinguished or affected by Completion.

        6.6.4 Where any Warranty or Representation is limited by reference to the knowledge, awareness or belief of any person, such Warranty or Representation shall be deemed to refer to the knowledge, awareness or belief of the relevant Warrantor having made all reasonable enquiry of the following persons only in relation to such Warranty or Representation, as the case may be:

                (i)     Craig Robert Rennie;
                (ii)    David Greig Henderson;
                (iii)   Paul Spencer Thomas;
                (iv)    Keren Winmill; and
                (v)     Steve Evans.

                Where any Warranty or Representation is so limited by reference to the knowledge, awareness or belief of any person, for the avoidance of doubt no Warrantor shall be required to make enquiry of any other person in giving such Warranty or Representation.

        6.6.5 For the avoidance of doubt, in no circumstances shall the Warranties or Representations be given or deemed to be given to any extent by the Lead Investor.

6.7     Subsequent Disposal
        -------------------

        If the Purchaser makes a disposal (the "DISPOSAL") of some or all of the Shares or some or all of the undertaking in the Company to a third party purchaser (the "THIRD PARTY Purchaser") and as a term of such Disposal, the Purchaser provides warranties to the Third Party Purchaser in relation to the Company and the operation of the Business prior to the Completion Date and in so doing relies on the Warranties then, provided always that the Vendors shall have no greater liability to either the Purchaser or (if applicable) the Third Party Purchaser under or in respect of a breach of this Agreement than they would have had to the Purchaser under the Agreement in respect of such breach if the Disposal had not been made and the Purchaser had not so relied on the Warranties, the Vendors acknowledge and agree that their liability for any claim that the Purchaser would have had, but for the Disposal, shall not be extinguished, reduced or limited solely by reason of the Disposal.

6.8     Taxation
        --------

        The provisions of schedule 3 shall be incorporated into this Agreement.

6.9     Trustees
        --------

        As trustees of the Roger Jones Interest in Possession Trust, Roger Spencer Jones and Ann Jones jointly and severally warrant and covenant to the Purchaser in the terms set out in schedule 10.

7       RESTRICTIVE COVENANTS IN FAVOUR OF THE PURCHASER

7.1     Restrictive Covenants
        ---------------------

        Each Restricted Person undertakes with the Purchaser that without the prior consent in writing of the Purchaser, he will not, directly or indirectly, whether by himself, his employees or agents and whether on his own behalf or on behalf of any other person, firm or company, for a period of five years from the date of Completion:

        RESTRICTED PRODUCTS

        7.1.1   (subject  to clause  7.3)  carry on, be  employed  or  otherwise engaged, concerned or interested in, any business which is engaged in (or arranges with any third party for) the manufacture, procurement of manufacture, distribution or sale of the Restricted Products or any of them in the Territory (a "COMPETING BUSINESS");

        7.1.2 (subject to clause 7.3) in relation to the manufacture, production, distribution or sale of Restricted Products or any of them in the Territory, solicit or canvass, accept orders from or otherwise deal with any person, firm, company or other organisation who was a customer of the Company, at any time during the 12 months prior to Completion and with whom that Restricted Person had personal dealings;

        7.1.3 solicit or entice away or endeavour to solicit or entice way or hire from the Company, any person employed or otherwise engaged by the same in the manufacture, procurement of manufacture, distribution or sale of the Restricted Products or any of them in the Territory, whether or not that person would commit any breach of his contract of employment by reason of his leaving the service of the same;

        SECONDARY RESTRICTED PRODUCTS

        7.1.4   (subject  to clause  7.3)  carry on, be  employed  or  otherwise engaged, concerned or interested in, any business which is engaged in (or arranges with any third party for) the manufacture, procurement of manufacture, distribution or sale of the Secondary Restricted Products or any of them in the Territory (a "SECONDARY COMPETING BUSINESS");

        7.1.5   (subject  to  clause  7.3)  in  relation  to  the   manufacture,
                production, distribution or sale of Secondary Restricted Products or any of them in the Territory, solicit or canvass, accept orders from or otherwise deal with any person, firm, company or other organisation who was a customer of the Company, at any time during the 12 months prior to Completion and with whom that Restricted Person had personal dealings;

        7.1.6 solicit or entice away or endeavour to solicit or entice way or hire from the Company, any person employed or otherwise engaged by the same in the manufacture, procurement of manufacture, distribution or sale of the Secondary Restricted Products or any of them in the Territory, whether or not that person would commit any breach of his contract of employment by reason of his leaving the service of the same.

7.2 Subject to clause 7.3, each Restricted Person undertakes with the Purchaser that he will not at any time after Completion directly or indirectly, whether by himself, his employees or agents or otherwise howsoever:

        7.2.1 in the course of carrying on any trade or business, claim, represent or otherwise indicate any present association with the Company; or

        7.2.2 use, whether on his own behalf or on behalf of any third party, or disclose any of the Confidential Information.

7.3 The restrictions in clause 7.1 and 7.2 shall not operate to prohibit any Restricted Person from holding in aggregate up to 3 per cent of the shares of any company operating a Competing Business or a Secondary Competing Business (as the case may be), the shares of which are listed or dealt in on a recognised stock exchange or from being or becoming an employee, director, shareholder or consultant of Penn or any other member of the Penn Group and performing his duties as such.

7.4     The restriction in clause 7.2.2 shall not apply:

        7.4.1 in respect of any of the Confidential Information which is in or becomes part of the public domain other than through a breach of the obligations of confidentiality, whether set out in this Agreement or otherwise; or

        7.4.2 to the extent that disclosure of Confidential Information is required by any applicable law, governmental order, decree, regulation, licence or rule or pursuant to the regulations of any securities exchange or regulatory or governmental body.

7.5 Each of the undertakings contained in clauses 7.1 and 7.2 is a separate undertaking by each Restricted Person in relation to himself and his interests and shall be enforceable by the Purchaser separately and independently of its right to enforce any one or more of the other covenants contained in clauses 7.1 and 7.2. If a covenant is held to be illegal, invalid or unenforceable but would be legal, valid or enforceable if some part were deleted or the period or area of application were reduced or modified, then the covenant shall apply with such modification as may be necessary to make it legal, valid and enforceable.

8       PAYMENTS

8.1     Payments to the Vendors
        -----------------------

        Any amounts payable to the Vendors or any of them pursuant to this Agreement (or the Escrow Deed), including for the avoidance of doubt any payments to be made pursuant to clause 3.6, may be paid in Sterling by telegraphic transfer to the following account of the Vendors' Solicitors (or such other account of the Vendors' Solicitors as may be notified to the Purchaser in writing by the Vendors' Representatives for this purpose from time to time):

        -------------------------------- ---------------------------------------
        Account Name:                    Addleshaw Goddard Client Account
        -------------------------------- ---------------------------------------
        Name of bank:                    The Royal Bank of Scotland plc
        -------------------------------- ---------------------------------------
        Bank address and postcode:       St Ann Street
                                         Manchester
                                         M60 2SS
        -------------------------------- ---------------------------------------
        Sort code:                       16-00-02
        -------------------------------- ---------------------------------------
        Account number:                  11122897
        -------------------------------- ---------------------------------------


8.2     Vendors' Solicitors authorised to receive payments
        --------------------------------------------------

        The Vendors' Solicitors are hereby irrevocably authorised by the Vendors and each of them so to receive any such amount and receipt of any such amount in such an account or the receipt of the Vendors' Solicitors for any such amount shall be good, valid and effectual discharge for the Purchaser respect of such amount.

8.3     Allocation of payments between Vendors
        --------------------------------------

        Provided that the Purchaser shall have duly complied with its payment obligations wherever expressed in this Agreement, the Purchaser shall have no obligation relating to the distribution of any such payment between the Vendors or any of them (including, without limitation, the apportionment pursuant to clause 3.2).

8.4     Payments to the Purchaser
        -------------------------

        Any amounts payable to the Purchaser pursuant to this Agreement shall be paid by telegraphic transfer to the following account of the Purchaser (or such other account in the United Kingdom of the Purchaser (or its nominee) as may be notified to the Vendors' Representatives in writing by the Purchaser for this purpose from time to time):

        -------------------------------- ---------------------------------------
        Account name:                    Celgene Corporation Operating Account
        -------------------------------- ---------------------------------------
        Name of bank:                    PNC Bank, Pittsburgh PA
        -------------------------------- ---------------------------------------
        Account number:                  8100 901 961
        -------------------------------- ---------------------------------------
        ABA#:                            031 207 607

        -------------------------------- ---------------------------------------
        Swift code:                      PNCCUS33
        -------------------------------- ---------------------------------------


9       GENERAL

9.1     Continuing effect of this Agreement
        -----------------------------------

        All provisions of this Agreement and any other Transaction Document shall, so far as they are capable of being performed or observed, continue in full force and effect notwithstanding Completion, except in respect of those matters then already performed and Completion shall not constitute a waiver of any of the Parties' rights in relation to this Agreement or any other Transaction Document.

9.2     Announcements
        -------------

        Save as (but only to the extent) required by law or by any relevant national or supra-national regulatory, governmental or quasi-governmental body or authority, all announcements by, of or on behalf of any of the Parties relating to the subject matter of this Agreement or the transaction contemplated by this Agreement shall be in terms to be agreed between the Parties in advance of issue.

9.3     Releases and waivers
        --------------------

        9.3.1 Any Party may, in its discretion, in whole or in part, in writing, release, compound, compromise, vary, amend, abrogate or waive its rights or grant time or indulgence in respect of, any liability or obligation to it under this Agreement or any Transaction Document and may do so as regards any one or more of the other Parties in respect of that obligation or liability without in any way prejudicing or affecting the liability of, or its rights against, any other of the other Parties in respect of the same or a like obligation or liability.

        9.3.2 Neither the single or partial exercise or temporary or partial waiver by any Party of any right, nor the failure by any Party to exercise in whole or in part any right or to insist on the strict performance of any provision of this Agreement or any other Transaction Document, nor the discontinuance, abandonment or adverse determination of any proceedings taken by any Party to enforce any right or any such provision shall (except for the period or to the extent covered by any such temporary or partial waiver) operate as a waiver of, or preclude any exercise or enforcement or (as the case may be) further or other exercise or enforcement by that Party of, that or any other right or provision.

        9.3.3   All references in clause 9.3.2 to:

                (a) any right shall include any power, right or remedy conferred by this Agreement or any other Transaction Document on, or provided by law or otherwise available to, any Party; and

                (b) any failure to do something shall include any delay in doing it.

        9.3.4 The giving by any Party of any consent to any act which by the terms of this Agreement or any other Transaction Document requires such consent shall not prejudice the right of that Party to withhold or give consent to the doing of any similar act.

9.4     Notices
        -------

        LANGUAGE OF NOTICES

        9.4.1 Any notice or other document to be given under this Agreement shall be in writing in the English language.

        ADDRESSES AND FAX NUMBERS FOR NOTICES

        9.4.2   Notice details for the Parties are as follows:

                ---------------- ------------------------------ ----------------
                PARTY                 ADDRESS AND FAX NUMBER    ADDRESSEE/MARKED
                                                                FOR THE
                                                                ATTENTION OF
                ---------------- ------------------------------ ----------------
                The Vendors      c/o Penn Pharmaceuticals       Craig Rennie
                or the Vendors'  Services Limited
                Representative   Units 23 and 24
                                 Tafarnaubach Industrial Estate
                                 Tredegar
                                 Gwent
                                 Fax: 0044 1495 713 616
                ---------------- ------------------------------ ----------------
                The Purchaser    Celgene Corporation            Sol Barer
                or Celgene       7 Powder Horn Drive
                Corporation      Warren
                                 NJ 07059
                                 Fax: 001 732 271 4184
                                 (Copy to
                                 (i)   Vice President
                                       Legal and Chief
                                       Counsel
                                       Fax: 001 732 805 3697
                                 (ii)  the Purchasers'
                                       Solicitors
                                       (ref: John Cadman)
                                       Fax: 0044 207 071 9000)
                                 (iii) Proskauer Rose (ref:
                                       Robert A. Cantone)
                                       Fax: 001 212 969 2900
                ---------------- ------------------------------ ----------------


        A Party may change its notice details for the purpose of this clause 9.4 to any other address in the United Kingdom by giving notice to all the Parties to this Agreement in accordance with this clause 9.4.

        PROOF OF NOTICE BEING PROPERLY GIVEN

        9.4.3 In proving the giving of a notice, it shall be conclusive evidence to prove:

                (a) if delivered by hand, that the notice was left at the appropriate address specified in clause 9.4.2;

                (b) if sent by post, that the envelope containing such notice was properly addressed and posted (by way of courier in the case of notice being sent from or to an address outside the United Kingdom); or

                (c) if sent by fax, that a fax transmission report was obtained by the sender confirming the fax transmission to the relevant number stated in clause 9.4.2.

        WHEN NOTICES ARE TO BE DEEMED RECEIVED

        9.4.4   If a notice is:

                (a) delivered by hand between 9.00 am and 5.00 pm on a Business Day (such time period being referred to in this clause 9.4.4 as within "BUSINESS HOURS"), it shall be deemed received when so delivered or, if delivered by hand outside Business Hours, it shall be deemed received at 9.00 am on the next Business Day after the time of delivery;

                (b)     sent by post:

                        (i) if the notice was posted on a Business Day, it shall be deemed received at 9.00 am on the fourth Business Day (second Business Day in the case of courier) after the day the envelope containing such notice was posted; or

                        (ii) if the notice was not posted on a Business Day, it shall be deemed received at 9.00 am on the fourth Business Day (second Business Day in the case of courier) after the day on which the envelope containing such notice was posted; or

                (c) sent by fax during Business Hours, it shall be deemed received when so delivered or, if sent by fax outside Business Hours, it shall be deemed received at 9.00 am on the next Business Day after the time that the fax was sent to the relevant number stated in clause 9.4.2.

        9.4.5 Any reference in this clause 9.4 to a particular time is to that time in the location of the recipient of the relevant notice.

9.5     Time
        ----

        9.5.1 Time shall be of the essence for the purposes of this Agreement as regards any time, date or period fixed by this Agreement for the performance of any obligation by any of the Parties to this Agreement, whether as originally fixed or as altered in any manner provided in this Agreement.

        9.5.2 Save where stated otherwise in clause 9.5, all references to time in this Agreement are to London time.

9.6     Entire Agreement
        ----------------

        9.6.1 This Agreement (together with all of the other Transaction Documents) sets out the entire agreement and understanding between the Vendors on the one part and the Purchaser on the other in connection with the sale and purchase of the Shares and other matters described therein.

        9.6.2 Each of the Parties acknowledges that it is not relying on any statements, warranties or representations given or made by any of the Parties in relation to the subject matter of this Agreement, save for those expressly set out in this Agreement and the other Transaction Documents and that it shall have no rights or remedies with respect to such subject matter otherwise than under this Agreement and any of the other Transaction Documents, but provided that this clause shall not exclude liability for fraud, wilful non-disclosure or fraudulent misrepresentation.

9.7     Alterations
        -----------

        Without prejudice to the provisions of clause 9.3.1 no purported alteration of this Agreement shall be effective unless it is in writing, refers specifically to this Agreement and is duly executed by all Parties to this Agreement.

9.8     Severability
        ------------

        Each provision of this Agreement is severable and distinct from the others. The Parties intend that every such provision shall be and remain valid and enforceable to the fullest extent permitted by law. If any such provision is or at any time becomes to any extent invalid, illegal or unenforceable under any enactment or rule of law, it shall to that extent be deemed not to form part of this Agreement but (except to that extent in the case of that provision) it and all other provisions of this Agreement shall continue in full force and effect and their validity, legality and enforceability shall not be thereby affected or impaired.

9.9     Counterparts
        ------------

        This Agreement may be entered into in the form of two or more counterparts, each executed by one or more of the Parties but, taken together, executed by all and, provided that all the Parties so enter into this Agreement, each of the executed counterparts, when duly exchanged and delivered, shall be deemed to be an original, but, taken together, they shall constitute one instrument.

9.10    Payment of costs
        ----------------

        Each of the Parties shall be responsible for his/its respective legal and other costs and expenses incurred in relation to the negotiation, preparation and completion of this Agreement and all ancillary documents. For the avoidance of doubt, it is agreed that the Company shall not be responsible for any of the costs incurred in relation to any such matters.

9.11    Successors and Assigns
        ----------------------

        9.11.1 This Agreement shall be binding on, and shall enure for the benefit of, the successors in title and (where relevant) the personal representatives and estate of each Party.

        9.11.2 Save as contemplated by clause 9.11.3 none of the Parties to this Agreement may be entitled to assign the benefit of any rights under this Agreement.

        9.11.3 The benefit of this Agreement may be assigned in whole or in part at any time by the Purchaser to any one or more third parties (including, without limitation, any member of the Purchaser's Group, any Celgene Affiliate or any successor of the Purchaser).

                The Vendors shall have no greater liability to an assignee of the Purchaser under, or in respect of a breach of, this Agreement than they would have had to the Purchaser under the Agreement in respect of such breach if the assignment had not been made.

                In this respect it is acknowledged by the Vendors that, in the event that the Purchaser either assigns this Agreement, in whole or in part, in accordance with the provisions of this Agreement, or directs that Shares be transferred directly to such third parties (pursuant to paragraph 1.1.1 of Schedule 2), the Purchaser may receive payment in respect of such assignment or transfer, which payment may be greater than or less than the appropriate proportion of the Purchase Price. For the avoidance of doubt, such payment to the Purchaser shall not give rise to any obligation of the Purchaser to make any payment to the Vendors over and above the Purchase Price due to the Vendors in accordance with the terms of this Agreement.

        9.11.4 If the benefit of this Agreement is assigned or otherwise transferred to a third party in accordance with this clause 9.11, the relevant Party or the personal representatives of such Party shall give written notice of such assignment or transfer to the other Parties as soon as reasonably practicable.

9.12    Full amounts payable
        --------------------

        All amounts payable under this Agreement shall be paid in full notwithstanding any rights of set-off, counterclaim or similar rights.

10      CHOICE OF LAW, SUBMISSION TO JURISDICTION AND SERVICE OF PROCESS

10.1    Choice of Law
        -------------

        10.1.1 This Agreement shall be governed by and construed in accordance with English law, and all claims and disputes between the Parties or any of them arising out of or in connection with this Agreement (whether or not contractual in nature) shall be determined in accordance with English law.

        10.1.2 If in any court any party argues that a court other than the Courts of England and Wales has jurisdiction to determine any dispute or difference between the Parties or any of them arising out of or in connection with this Agreement that issue shall be determined in accordance with English law, and any right any Party might otherwise have to rely upon the law of the forum or any other law is hereby irrevocably and unconditionally waived.

10.2    Submission to jurisdiction
        --------------------------

        10.2.1 Each Party submits to the exclusive jurisdiction of the Courts of England and Wales in relation to all claims, disputes, differences or other matters arising out of or in connection with this Agreement.

        10.2.2  Each Party irrevocably waives any right that it may have:

                (a) to object on any ground to an action being brought in the Courts of England and Wales, to claim that the action brought in the Courts of England and Wales has been brought in an inconvenient forum, or to claim that the Courts of England and Wales do not have jurisdiction. The waiver contained in this clause 10.2.2(a) includes (without limitation) a waiver of all formal and substantive requirements of any otherwise competent jurisdiction in relation to this clause 10.2.2(a);

                (b) to oppose the enforcement of any judgment of any court of England and Wales whether on any ground referred to in clause 10.2.2(a) or otherwise.

10.3    Service of process
        ------------------

        10.3.1 Each Party agrees that, without prejudice to the validity of any other mode of service, any document in an action (including, but not limited to, any claim form, application notice or other originating process) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 9.4.

        10.3.2 Notwithstanding and without prejudice to the foregoing the Purchaser and the Guarantor appoint the Purchaser's Solicitors as its agent to receive service of process in respect of any proceedings commenced in the Courts of England and Wales arising out of or in connection with this Agreement.

        10.3.3 Without prejudice to the effectiveness of service pursuant to any other method recognised by the Rules of Civil Procedure, service of such process upon the Purchaser's Solicitors at their address given in this Agreement or elsewhere within the jurisdiction of the Courts of England and Wales pursuant to the Rules of Civil Procedure for the time being in force shall constitute good service on the Purchaser. The Purchaser and the Guarantor undertake not to contest in any court in any jurisdiction the enforcement in that jurisdiction of any judgment of the Courts of England and Wales against it on the ground that the Courts of England and Wales did not have jurisdiction over it or that service of process (being service in accordance with this clause) was invalid or ineffective or resulted in it not having due or adequate notice of the proceedings.

11      TERMINATION

        If at any time on or before Completion, the Purchaser exercises its, or the Vendors exercise their, right of termination under clause 4.2 or clause 4.3 (Completion), each Party's further rights and obligations under this Agreement shall cease immediately on termination but termination shall not affect a party's accrued rights and obligations at the date of termination and the provisions of clauses 1 (Definitions), 9 (General), 10 (Choice of Law), 12 (Option Agreement), 13 (Appointment of Vendors' Representatives and Warrantors' Representative) and 15 (Celgene Guarantee) shall remain in full force and effect.

12      OPTION AGREEMENT: CONFLICT AND SURVIVAL

        In the event of any conflict between the provisions of this Agreement and the provisions of the Option Agreement, the provisions of this Agreement shall prevail.

13      VENDORS' REPRESENTATIVES AND WARRANTORS' REPRESENTATIVE

13.1 Subject to the provisions of clause 13.2 and save in respect of clause 7, the Vendors' Representatives shall represent the interests of Vendors for all purposes of this Agreement and the Transaction Documents. Without giving notice to Vendors, the Vendors' Representative shall have full and irrevocable authority as duly appointed attorney on behalf of the Vendors (a) to deal with the other parties to this Agreement or the Transaction Documents, (b) to accept and give notices and other communications relating to this Agreement or the Transaction Documents,
        (c) to settle any dispute relating to the terms of this Agreement or the Transaction Documents, (d) to waive any condition to the obligations of Vendors found in this Agreement or the Transaction Documents, (e) to modify or amend this Agreement or the Transaction Documents except with respect to the Purchase Price to be received by the Vendors, (f) to execute any instrument or document that the Vendors' Representatives may determine is necessary or desirable in the exercise of their authority under this clause 13, (g) to transfer Shares in accordance with this Agreement and (h) to act in connection with all matters arising out of, based upon, or in connection with this Agreement or the Transaction Documents and the transactions contemplated hereby or thereby.

13.2 The Warrantors' Representative shall exclusively represent the interests of the Warrantors for the purposes of clause 6, schedule 3, schedule 4 and schedule 7 of this Agreement and for the purposes of the Escrow Deed and the Escrow Account Instruction Letter. The Warrantors' Representative shall have full and irrevocable authority, to the exclusion of the Vendors' Representatives, as duly appointed attorney on behalf of the Warrantors, to do all things which are referred to in clause 13.1(a) to (g) inclusive, to the extent that the same relate to any of the provisions of this Agreement referred to above and/or the provisions of the Escrow Deed.

14      PENN SHARES - RIGHT OF FIRST REFUSAL AND LAST REFUSAL

        The Vendors hereby severally undertake to the Purchaser and Celgene in the terms set out in schedule 8.

15      CELGENE GUARANTEE

        Celgene hereby undertakes to guarantee certain obligations of the Purchaser in the terms set out in schedule 9.

IN WITNESS whereof this Agreement has been executed and delivered as a deed on the date specified above.

                                   SCHEDULE 1

                                   The Company
                                   -----------

1    Date and place of incorporation:   16th August 2001

2    Registered number:                 4272045

3    Registered office:                 Units  23-24   Tafarnaubach   Industrial
                                        Estate, Tredegar, Gwent NP22 3AA

4    Authorised share capital:          (pound)119,405.30 divided into 275,000 A
                                        ordinary shares of 0.2p each, 225,000 B ordinary shares of 2p each, 5,479,000 A preference shares of 2p each and 238,765
                                        B preference shares of 2p each

5    Issued share capital:              275,000 A ordinary shares all fully paid

                                        225,000 B ordinary shares all fully paid

                                        2,739,500 A preference shares

                                        198,971 B preference shares

6    Shareholders:                      the issued share  capital is held at the
                                        date of this Agreement as detailed in column 3 of part 1 of schedule 6

7    Directors:                         Jeremy Richard Granville Hyde
                                        Simon Nicholas Inchley
                                        Craig Robert Rennie
                                        Paul Spencer Thomas
                                        Ken Caldicott
                                        Keren Winmill
                                        David Henderson
                                        Christopher Higgins
                                        Steve Evans

8    Secretary:                         David Henderson

9    Auditors:                          PricewaterhouseCoopers LLP

10   Bankers:                           Royal Bank of Scotland

11   Accounting reference date:         31st March

12   Outstanding mortgages or charges:  N/A

                                   SCHEDULE 2

                               Completion Matters
                               ------------------

1       DOCUMENTS AND OTHER ITEMS TO BE DELIVERED BY THE VENDORS

1.1     There shall be delivered to the Purchaser at Completion:

        The Shares
        ----------

        1.1.1 by each Vendor, transfers in respect of the Shares held by him/it (together the "SHARE TRANSFERS") duly executed and completed in favour of the Purchaser or any one or more third parties (including, without limitation, any affiliate of Celgene) as the Purchaser may, by notice in writing to the Vendors' Representative, direct:

        1.1.2 by each Vendor, share certificates for the Shares held by him/it or an indemnity in respect of any lost share certificate in the agreed form; and

        1.1.3 by each Vendor, a certified copy of any duly executed powers of attorney pursuant to which any of the Share Transfers relating to shares held by him/it has been executed;

        Statutory records and minute books
        ----------------------------------

        1.1.4   by the Warrantors, as agents for the Company:

                (a)     all its statutory and minute books;

                (b)     its common seal (if any);

                (c) its certificate of incorporation, any certificate or certificates of incorporation on change of name; and

                (d)     copies of its memorandum and articles of association.

        Directors' and secretary's resignations
        ---------------------------------------

        1.1.5 by the Warrantors, written resignations of the Retiring Directors (other than any appointed by any Lead Investor) and the Retiring Secretary in the agreed form resigning their respective offices and waiving any claims whatsoever against the Company;

        1.1.6 by any Lead Investor, written resignations of the Retiring Directors appointed by that Lead Investor in the agreed form resigning their respective offices and waiving any claims whatsoever against the Company;

        Powers of Attorney
        ------------------

        1.1.7 by each Vendor, a power of attorney in the agreed form duly executed by that Vendor appointing the Purchaser and any director of the Purchaser for the time being for the purpose of exercising voting and other rights and receiving benefits and entitlements which attach to or arise in respect of any of the Shares held by him/it and receiving notices of and attending and voting at all meetings of the members of the Company (or any class thereof) and generally executing or approving such deeds or documents and doing any such acts or things in relation to any of such Shares as the attorney may think fit.

        Other Documents
        ---------------

        1.1.8 by each Vendor, a duly executed release of all claims which it may have against the Company in the agreed form;

        1.1.9 by each Vendor, a duly executed counterpart of the Deed of Termination;

        1.1.10  by each  Warrantor,  a duly executed  counterpart  of the Escrow
                Deed;

        1.1.11 by Penn, PPSL and the Company, a duly executed counterpart of the Technical Services Agreement;

        1.1.12 by each Warrantor, a duly executed counterpart of the Disclosure Letter;

        1.1.13 by Royal Bank of Scotland plc and others, the Deed of Release and Consent, duly executed and dated;

        1.1.14 by Royal Bank of Scotland plc, a completion statement setting out the amount required (including any charges and accrued interest) to repay the RBS Indebtedness;

        1.1.15 by Penn, a completion statement setting out the amount required (including any charges and accrued interest) to repay the Penn Group Indebtedness and confirmation that the Company owes no other amounts to any member of the Penn Group;

        1.1.16  by  the  Vendors,   duly  executed   copies  of  the  agreements
                terminating the Terminated Key Agreements;

        1.1.17 by the Vendors, a duly executed counterpart of the Escrow Account Instruction Letter; and

        1.1.18 by the Vendors, written confirmation of the inception from Completion of (a) the run-off insurance cover in favour of the Company on such terms as have been agreed between the Purchaser and the Vendors and (b) the other insurance policies that Penn is obliged to take out pursuant to the Technical Services Agreement.

2       OBLIGATIONS OF THE VENDORS

        Company Board Meeting
        ---------------------

2.1 The Vendors shall procure that a duly convened and quorate board meeting of the Company is held at which:

        REGISTRATION OF THE SHARE TRANSFERS

        2.1.1 the Share Transfers are resolved to be registered (subject only to their being duly stamped) notwithstanding any provision to the contrary in the articles of association of the Company;

        APPOINTMENTS AND RESIGNATIONS OF DIRECTOR(S) AND SECRETARY

        2.1.2 such persons as the Purchaser may nominate are validly appointed as additional directors of the Company;

        2.1.3 on the appointments referred to in paragraph 2.1.2 being made, all other then current directors of the Company ("THE RETIRING DIRECTORS") cease to be directors of the Company;

        2.1.4 such person as the Purchaser may nominate is validly appointed as secretary of the Company in place of the then current secretary ("THE RETIRING SECRETARY").

        AUDITORS

        2.1.5 the Auditors shall resign their office as auditors of the Company by depositing their written notice of resignation in the agreed form at its registered office in accordance with section 392 CA 1985 along with a statement under section 394 of that Act that there are no circumstances connected with their ceasing to hold office which they consider should be brought to the attention of the members or creditors of the Company;

        APPROVAL OF TECHNICAL SERVICE AGREEMENT

        2.1.6 the Company's entering into the Technical Services Agreement is approved.

        Repayment of Vendor indebtedness
        --------------------------------

2.2 Each Vendor shall repay to the Company, or procure the repayment to the Company of, all indebtedness outstanding at Completion from:

        2.2.1   that Vendor;

        2.2.2   any person associated with that Vendor,

        (other than any indebtedness in respect of any trading in the ordinary course of business by the Company to the extent the same has been disclosed in the Disclosure Letter which shall be repaid in accordance with then existing arrangements in the normal course).

3       OBLIGATIONS OF THE PURCHASER

3.1     The Purchaser shall:

        Payment of Initial Payment
        --------------------------

        3.1.1 pay the Initial Payment less the Escrow Amount by electronic funds transfer for value on the day of Completion in accordance with the provisions of clause 8;

        Payment of Escrow Amount
        ------------------------

        3.1.2 pay the Escrow Amount by electronic funds transfer for value on the day of Completion into the Escrow Account;

        Disclosure Letter
        -----------------

        3.1.3   deliver  to  the  Vendors'   Solicitors  the  Disclosure  Letter
                counter-signed by the Purchaser;

        Repayment of Indebtedness
        -------------------------

        3.1.4 immediately following Completion, procure the repayment by the Company of the Penn Group Indebtedness and the RBS Indebtedness;

        Deed of Termination
        -------------------

        3.1.5 deliver to the Vendors' Solicitors a duly executed counterpart of the Deed of Termination;

        Escrow Deed
        -----------

        3.1.6 deliver to the Vendors' Solicitors a duly executed counterpart of the Escrow Deed;

        Technical Services Agreement
        ----------------------------

        3.1.7 deliver to the Vendors' Solicitors a duly executed counterpart of the Technical Services Agreement; and

        Escrow Account Instruction Letter
        ---------------------------------

        3.1.8 deliver to the Vendors' Solicitors a counterpart of the Escrow Account Instruction Letter duly executed by Celgene and the Purchaser.

4       JOINT OBLIGATIONS OF THE PURCHASER AND THE VENDORS

4.1     The Purchaser and the Vendors shall join in procuring that:

        4.1.1 such firm as the Purchaser shall nominate shall be appointed auditors of the Company in place of the Auditors;

        4.1.2 all existing bank mandates in force for the Company shall be altered (in such manner as the Purchaser shall at Completion require) to reflect the resignations and appointments referred to in paragraph 2.1;

        4.1.3 the current accounting reference period of the Company shall be altered so as to end on such date as the Purchaser may require;

        4.1.4 the registered office of the Company shall be changed to such place as the Purchaser may require; and

        4.1.5 there shall be passed a special resolution of the Company changing its name to one not including the word "Penn", which the Purchaser shall then procure is filed at the Companies Registry as soon as practicable.

                                   SCHEDULE 3

                                       Tax
                                       ---

                                Part 1 - General
                                ----------------

1       INTERPRETATION

1.1     In this schedule (unless the context otherwise requires):

        "ACCOUNTS RELIEF" means any Relief to the extent to which it is shown as an asset in the Completion Accounts or is taken into account in computing (and so reducing or eliminating) any provision for deferred Taxation which appears, or which but for the presumed availability of the Relief would have appeared, in the Completion Accounts;

        "ACTUAL TAXATION LIABILITY" means a liability to make an actual payment of Taxation whether or not such Taxation is also or alternatively chargeable against or attributable to any other person;

        "CAA" means the Capital Allowances Act 2001;

        "CLAIM" means:

        (a)     any  notice,  demand,  assessment,   including  self-assessment,
                determination, letter or other document issued or action taken by or on behalf of a Tax Authority; or

        (b) any other circumstance in relation to the operation of the corporation tax pay and file or corporation tax self assessment regimes concerning the running of the Company's Tax affairs and whether issued or taken before or after the date of this Agreement and whether satisfied or not at the date of this Agreement); or

        (c) any return, amended return, computation, accounts or any other documents required for the purposes of Taxation,

        in each case, indicating that:

        (i) the Company has suffered or incurred or may suffer or incur a Taxation Liability; or

        (ii) the Company will be required to make increased or further payments to a Taxation Authority; or

        (iii) any of the assets of the Company or the Purchaser (including any shares in the Company) are subject to any power of sale, mortgage or charge resulting from or in consequence of any liability to inheritance tax;

        "DEEMED TAXATION LIABILITY" means:

        (a) the setting off of a Post-Completion Relief against an Actual Taxation Liability of the Company in respect of which the Warrantors would have been liable under paragraph 1.1.1 or 1.1.2 of part 2 or (as the case may be) against income, profits or gains which would have given rise to such an Actual Taxation Liability (a "Set Off Liability"), in which event the amount of the Set Off Liability is in the former case the amount of the Actual Taxation Liability eliminated by such setting off and in the latter case the amount of the Actual Taxation Liability of the Company which would have arisen but for such setting off;

        (b) the unavailability of an Accounts Relief in consequence of an Event occurring on or before Completion in which event the amount of the Deemed Taxation Liability is:

                (i) where the Accounts Relief unavailable is a deduction from or set-off against either Taxation or income, profits or gains (an "Unavailable Relief Liability"), the amount of the earliest Actual Taxation Liability of the Company to arise which would not have arisen or could have been avoided but for such unavailability; and

                (ii) where the Accounts Relief unavailable is a right to a repayment of Taxation (an "Unavailable Repayment Liability"), the amount of Taxation which would have been repaid but for such unavailability;

        "EVENT" means any event, transaction, act, occurrence, dealing or omission whatsoever, including the death of any person, the execution of the Agreement, Completion, the acquisition, disposal or realisation of any asset;

        "GROUP RELIEF" has the meaning given to that expression by section 402 ICTA;

        "IHTA" means the Inheritance Tax Act 1984;

        "INDEPENDENT EXPERT" means a member of the Chartered Institute of Taxation or the Institute of Chartered Accountants in England and Wales independent of the Parties who has had a specialised Taxation practice for at least ten years and who shall be appointed by agreement between the relevant Parties or (failing such agreement and upon the first application made by any such party) by the President of the Chartered Institute of Taxation or the Institute of Chartered Accountants in England and Wales;

        "POST-COMPLETION RELIEF" means any Relief which arises wholly in consequence of or by reference to an Event occurring or deemed to occur after Completion and not in consequence of or by reference to any Event occurring or deemed to occur on or before Completion (but shall not include any Relief referred to in paragraph 4.2);

        "RELIEF" means any loss, allowance, exemption, set-off, deduction, credit or other relief from any Taxation or in the computation of income, profits or gains for the purpose of any Taxation and any right to a repayment of Taxation;

        "TAX or TAXATION" means:

        (a) any form of tax, and any levy, duty, impost, deduction or withholding of any kind, in each case in the nature of tax, whether governmental, statutory, state, provincial, local, governmental or municipal whenever created or imposed and whether of the United Kingdom, part of the United Kingdom or elsewhere (but not including, water rates, community charge or council tax or any tax, charge, rate or duty similar to, corresponding with, replacing or replaced by any of them) and

        (b) all charges, surcharges, interest, penalties and fines relating to any Taxation falling within paragraph (a) of this definition;

        and regardless of whether such taxes, duties, levies charges, contributions, imposts, deductions or withholdings, interest, penalties or fines are chargeable directly or primarily against or attributable directly or primarily to the Company or any other person and of whether any amount in respect of any of them is recoverable from any other person;

        "TAXATION AUTHORITY" means any authority or person, whether of the United Kingdom, part of the United Kingdom or elsewhere, imposing, assessing or collecting any Taxation;

        "TAXATION LIABILITY" means any Actual Taxation Liability, any Deemed Taxation Liability and any costs, fees and expenses falling within paragraph 1.1.5 of part 2;

        "TAX REFUND" means a tax refund relating to an accounting period within the meaning of section 102 FA 1989;

        "TCGA" means the Taxation of Chargeable Gains Act 1992;

        "UNAVAILABILITY" means, in relation to an amount of a Relief, the reduction, modification, claw-back, counteraction, disallowance or cancellation of or failure to obtain that amount of that Relief but does not include the set-off of any Relief against Taxation or any income, profits or gains and "UNAVAILABLE" shall be construed accordingly; and

        "VATA" means the Value Added Tax Act 1994.

        "VENDOR'S RELIEF" means any Relief which is or becomes available to the Company, other than an Accounts Relief or a Post-Completion Relief;

1.2     In this schedule (unless the context otherwise requires):

        1.2.1   references  to  persons  include  an  individual,   corporation,
                partnership, unincorporated association, or body of persons and any state or any agency thereof;

        1.2.2 references to parts are references to parts of this schedule and reference in any part to a paragraph shall, unless otherwise stated, be to the paragraph of that part.

1.3 Any payments made pursuant to this schedule or for breach of any Warranty shall, so far as possible, be treated as an adjustment to the consideration paid by the Purchaser for the Shares under this Agreement.

1.4 References to "income, profits or gains", earned, accrued or received on or before a particular date or in respect of a particular period include income, profits or gains which are deemed for the purposes of the Taxation in question to have been earned, accrued or received at or before that date or in respect of that period;

1.5 References to a payment or distribution made on or before a particular date shall include:

        (a) any payment or distribution which for the purposes of the Taxation in question is treated as having been made on or before that date; and

        (b) any act or transaction which has occurred on or before that date and is or has been deemed to be a payment or distribution for the purposes of any Taxation assessment.

1.6 The rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

1.7 General words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

2       EXCLUSIONS AND LIMITATIONS

2.1 The Warrantors shall not be liable for breach of any Taxation Warranty in respect of any Taxation Liability (or where the loss, liability or damage arising in consequence of a breach of any Tax Warranty is any Taxation Liability) or under part 2 in respect of any Taxation Liability to the extent that:

        2.1.1 provision or reserve for it is made in the Completion Accounts or payment or discharge of it is taken into account therein;

        2.1.2 any Vendor's Relief is or becomes available (or is made available at no cost to the Company) to mitigate the Taxation
                Liability or breach (and where the Warrantors request the Purchaser to utilise a Vendor's Relief the Warrantors shall indemnify the Purchaser for any material third party professional costs incurred by the Purchaser in using a Vendor's Relief);

        2.1.3 it arises in consequence of, or would have been reduced or eliminated but for:

                (a) any voluntary act or omission of the Company or any member of the Purchaser's Group carried out after Completion which the Company or the relevant member of the Purchaser's Group knew or ought reasonably to have known would give rise to the relevant Taxation Liability provided that this exclusion shall not apply:

                        (i) if the act or omission was carried out by the Company in the ordinary course of business of the Company; or

                        (ii) if the Company carried out the act or omission to comply with a binding legal commitment created on or before Completion or with any law or court order or direction or regulation having the force of law in each case in force at Completion or to ensure that the Company's accounts complied with any generally accepted accounting practices or standards applicable as at Completion; or

                (b) the combined effect of any Event occurring before Completion and any Event occurring after Completion except where the Event occurring before Completion is outside the ordinary course of business of the Company and the Event occurring after Completion is within the ordinary course of business of the Company;

                (c) the Company ceasing to carry on any trade or business after Completion or effecting a major change after Completion in the nature or conduct of any trade or businesses carried on by it at Completion (in each case, within the meaning of section 768, ICTA);

                (d) the Company changing the date to which it makes up its statutory accounts or changing any of its accounting policies (including, without limitation, the treatment of timing differences and the bases on which the Company values its assets) in either case after Completion except to the extent that such changes are necessary to ensure that such accounting policies comply with generally accepted accounting practices and standards applicable as at Completion;

                (e) the Company disposing of any capital asset acquired after Completion, or ceasing after Completion to be a member of a group for the purposes of any Taxation;

                (f) the failure by the Company after Completion to make any claim, election, surrender or disclaimer or to give any notice or consent or to do any other thing, the making, giving or doing of which was permitted by law and which is taken in to account:

                        (i) in computing and so reducing any provision which appears in the Completion Accounts (or eliminating any provision which would otherwise have appeared in the Completion Accounts);

                        (ii) in computing any right to repayment of Taxation which appears in the Completion Accounts;

                        and which was properly disclosed to the Purchaser in the Disclosure Letter or the making, giving or doing of which is notified by the Warrantors to the Purchaser at least 5 Business Days' prior to the expiration of the time limit to make such election, surrender or disclaimer or the withdrawal or amendment by the Company after Completion of any such claim, election, surrender, disclaimer, notice or consent validly made by the Company prior to Completion;

                (g) any failure by the Purchaser or the Company to comply with its obligations under paragraph 6 ("Appeals and conduct of claims") or paragraph 8 ("Taxation Computations");

                (h) any legislation or any change in the rate of any Taxation or any imposition of Taxation or change in the published practice, published interpretations or concessions of any Taxation Authority in each case coming into effect after Completion;

                (i) the Company ceasing to be subject to corporation tax at the small companies' rate (or qualifying for relief under section 13(2) ICTA) and becoming subject to corporation tax at the rate applicable to companies generally as a result of the sale and purchase of the Company on the terms of this Agreement;

        2.1.4 the Purchaser has recovered damages or any other amount under this Agreement (whether for breach of warranty, under this schedule or otherwise) in respect of the same loss, liability, or damage or the Purchaser or the Company have otherwise obtained reimbursement or restitution from the Warrantors.

3       MITIGATION OF LIABILITY

3.1 The Warrantors may, in particular but without limitation, by notice in writing to the Purchaser avoid or reduce any liability which the Warrantors would, apart from this paragraph 3.1, have under part 2 or for breach of any Taxation Warranty by procuring the surrender to the Company of Group Relief, advance corporation tax or a Tax Refund (without the Purchaser or the Company being liable to make any payment in consideration for such surrender) and the liability of the Warrantors under part 2 or for breach of any Taxation Warranty shall be validly satisfied or avoided to the extent of the amount of Taxation which has been validly satisfied or avoided as a result of such surrender. The Purchaser shall procure that the Company takes all such steps (at no cost to the Company), including (without limitation) making and giving all such claims and consents as the Warrantors may reasonably request to effect any such surrender.

4       OVER-PROVISIONS AND RELIEFS

4.1 The Purchaser shall at the request of the Warrantors (or the Vendors Representative on behalf of the Warrantors) require the Auditors to determine (as experts and not as arbitrators and at the expense of the Warrantors) whether:

        4.1.1 any provision for Taxation in the Completion Accounts has proved to be an over-provision and if so its amount;

        4.1.2 any right to a repayment of Taxation treated as an asset in the Completion Accounts has proved to be understated and if so its amount or, where no right to repayment of Taxation was treated as an asset in the Completion Accounts, whether any such amount should have been treated as an asset in the Completion Accounts the Closing Balance Sheet and if so the amount; or

        4.1.3 any Actual Taxation Liability which arises or would otherwise have arisen (other than one which would otherwise have given rise to a corresponding liability of the Warrantors under paragraph 1 of part 2) is avoided or reduced or any repayment of an amount of Taxation is obtained in either case by the use of a Vendor's Relief, and, if so, the amount of Taxation so saved or the amount of that repayment; and

        if  the  Auditors  determine  that  there  has  proved  to be  any  such over-provision, understatement or amount, the amount of such over-provision, understatement or amount (as the case may be) shall be dealt with in accordance with paragraph 4.3.

4.2 The Purchaser shall at the request of the Warrantors (or the Vendors' Representative on behalf of the Warrantors) require the Auditors to determine (as experts and not as arbitrators and at the expense of the Warrantors) whether any Taxation Liability (or the Event giving rise to such Taxation Liability or the discharge of it) which has resulted in any sum having been paid or becoming payable by the Warrantors under part 2 or for breach of any Taxation Warranty has given rise to a Relief (or would give rise to a Relief assuming that all reasonable steps are taken to obtain such Relief) which would not otherwise have arisen, and:

        4.2.1 a liability of the Company to make an actual payment or increased payment of Taxation has been satisfied or avoided in whole or in part by the use of that Relief; or

        4.2.2 a right to a repayment of Taxation has arisen as a result of the use of that Relief;

        and, if the Auditors so determine, the amount by which that liability has been satisfied or avoided or an amount equal to the amount of that repayment (as the case may be) shall be dealt with in accordance with paragraph 4.3 (for the avoidance of doubt this shall not avoid the Warrantors making a payment in respect of any Taxation Liability if the determination by the Auditors has not been completed or the Relief as so determined by the Auditors is not available by the time of the due date for payment by the Warrantors under part 2 in respect of such Taxation Liability).

4.3 Where it is provided under paragraph 4.1 or 4.2 that any amount is to be dealt with in accordance with this paragraph 4.3:

        4.3.1 the amount shall first be set off against any payment then due from the Warrantors under part 2 or for breach of any Taxation Warranty;

        4.3.2 to the extent there is an excess, a refund shall be made to the Warrantors, within 5 business days of the auditor's determination referred to in paragraph 4.1, of any previous payment made by the Warrantors under part 2 or for breach of any Taxation Warranty and not previously refunded under this clause up to the amount of such excess; and

        4.3.3 to the extent that the excess referred to in paragraph 4.3.1 is not exhausted thereunder, the remainder of that excess shall be carried forward and set off against any future payment which becomes due from the Warrantors under part 2 or for breach of any Taxation Warranty.

4.4     Where such  determination  by the  Auditors as is mentioned in paragraph
        4.1 or 4.2 has been made, the Warrantors (or the Vendors' Representative on behalf of the Warrantors) or the Purchaser may request the Auditors to review such determination (at the expense of the person making the request) in the light of all relevant circumstances, including any facts which have become known only since such determination, and to determine whether such determination remains correct or whether, in the light of those circumstances, the amount that was the subject of such determination should be amended.

4.5 If the Auditors determine under paragraph 4.4 that an amount previously determined should be amended, that amended amount shall be substituted for the purposes of paragraph 4.1 or 4.2, as the case may be, in place of the amount originally determined and such adjusting payment (if any) as may be required by virtue of such substitution shall forthwith be made by the Warrantors to the Purchaser or, as the case may be, by the Purchaser to the Warrantors.

5       RECOVERY FROM THIRD PARTIES

        If, in the event of any payment  becoming due from the Warrantors  under part 2 or for breach of any Taxation Warranty and the Company either is immediately entitled at the due date for the making of that payment to recover from some other person any sum in respect of the Taxation Liability that has resulted in that payment becoming due from the Warrantors, or at some subsequent date becomes entitled to make such a recovery, then the Purchaser shall procure that the Company shall (in either of those cases) but without prejudice to the Warrantors' obligations to make payment under part 2 or for breach of any Taxation Warranties on the due date, promptly notify the Warrantors of its entitlement and the Purchaser shall procure, if so required by the Warrantors, (provided the Warrantors shall first indemnify the Company to the Purchaser's reasonable satisfaction against all losses, damages, reasonable costs and expenses which may be incurred by the Company) that the Company takes such reasonable steps as the Warrantors shall reasonably request to enforce that recovery (keeping the Warrantors informed of the progress of any action taken) and shall account to the Warrantors for so much of any sum so recovered (less (a) any Tax payable by the Company thereon, and (b) all reasonable charges, costs and expenses incurred by the Company in recovering such sum) as does not exceed the amount which the Warrantors have paid or that is due to be paid by the Warrantors under this Deed).

6       APPEALS AND CONDUCT OF CLAIMS

6.1 If the Purchaser or the Company (or any of their officers, employees, servants or agents) becomes aware of a Claim, the Purchaser shall or shall procure that the Company shall as soon as reasonably practicable give written notice of the Claim to the Warrantors and, in any event, where a statutory or other time limit is applicable for responding to or appealing against the Claim or to any assessment, notice, demand or other document issued (or deemed to be issued) or action taken which constitutes the Claim, the Purchaser shall give written notice of the Claim to the Warrantors at least 14 days prior to the expiry of such time limit. To the extent reasonably possible, having regard to the information and time available, such written notice shall include an estimate of the Warrantors' liability under this schedule in respect of such Claim, the basis of calculation of that estimate and such details of the Claim as are then available to the Purchaser or the Company.

6.2 The Purchaser shall, and shall procure that the Company shall, take such action to appeal, protest against, mitigate, reduce, avoid, dispute, resist or compromise the Claim and make available such documents, information and assistance in connection with the Claim as the Warrantors (or the Vendors' Representatives on behalf of the Warrantors) may by written notice request provided the Warrantors shall indemnify the Purchaser and the Company to their reasonable satisfaction against reasonable costs and expenses and any fines, penalties, surcharges, interest or additional Taxation which the Purchaser or the Company incurs as a result of taking such action or providing such information and assistance.

6.3 The Warrantors (or the Vendors' Representatives on behalf of the Warrantors) may, if the Warrantors (or the Vendors' Representatives on behalf of Warrantors) request in writing and the Purchaser consents (such consent not to be unreasonably withheld or delayed) to such request, elect to have any action referred to in paragraph 6.2 conducted by professional advisers acting in the name of the Company but reporting to, and taking instructions from, the Warrantors (or the Vendors'
        Representatives on behalf of the Warrantors) in which event the provisions of paragraph 6.4 shall apply.

6.4     The Warrantors hereby undertake to the Purchaser to:

        6.4.1 keep the Purchaser informed of all matters relating to the action and deliver to the Purchaser copies of all material correspondence relating to the action;

        6.4.2 obtain the prior written approval of the Purchaser (not to be unreasonably withheld or delayed) to the content and sending of written communications relating to the action to a Taxation Authority; and

        6.4.3 obtain the prior written approval of the Purchaser (not to be unreasonably withheld or delayed) to:

                (a) the settlement or compromise of the Claim which is the subject of the action; and

                (b) the agreement of any matter in the conduct of the action which is likely to affect the amount of the Claim.

6.5 The Purchaser shall not be obliged to procure that the Company take any action under this clause which involves contesting a Claim before any appellate tribunal or court unless the Warrantors furnish the Purchaser with the written opinion of Counsel of at least ten years call approved by the Purchaser (such approval not to be unreasonably withheld or delayed) who is experienced in the subject matter of the Claim to the effect that an appeal in respect of the matter in question has a reasonable prospect of being won.

6.6 If at any time the Warrantors request that the Purchaser take, or procure that the Company take, any action referred to in paragraph 6.2, but do not make any request referred to in paragraph 6.3 (or the Purchaser does not consent to any such request), the provisions of paragraph 6.4 shall apply as if references to "the Warrantors" are references to "the Purchaser" and reference to "the Purchaser" are references to "the Warrantors".

7       DISPUTES

7.1 In the event of any dispute under paragraph 3, 4, 5, 6 or 8 of this schedule, such dispute shall if the Parties so agree be determined by the Independent Expert (acting as expert and not as arbitrator) and in the absence of manifest error his determination shall be conclusive and binding on the Parties. The proper charges and disbursements of the Independent Expert shall be paid and borne on each occasion by the Parties concerned in such proportions as the Independent Expert may in his absolute discretion consider fair and reasonable.

7.2 If the Vendors' Representative (as agent of the Warrantors) on the one hand or the Purchaser on the other is dissatisfied with any determination of the Auditors, the matter shall be referred to the Independent Expert for determination in accordance with the provisions of paragraph 7.

8       CONDUCT OF PRE-COMPLETION TAXATION AFFAIRS

8.1 Subject to complying with the provisions of paragraph 8.2 below, the Warrantors or their duly authorised agents shall, at the cost and expense of the Company (save where in accordance with good practice or a legal requirement such returns should have been prepared before Completion in which case the cost and expense shall be that of the Warrantors) prepare the corporation tax returns of the Company for all accounting periods ending on or prior to the Latest Accounts Date to the extent that the same shall not have been prepared before

        Completion. The Warrantors or their duly authorised agents shall, at the cost and expense of the Company (save where in accordance with good practice or a legal requirement such returns should have been prepared before Completion in which case the cost and expense shall be that of the Warrantors) prepare all documentation and deal with all matters (including correspondence) relating to the corporation tax returns of the Company for all accounting periods ending on or prior to the Latest Accounts.

8.2     The Warrantors covenant with the Purchaser:

        8.2.1 to keep the Purchaser and its duly authorised agents and the Company informed of all material matters relating to the submission, negotiation and agreement of such corporation tax returns and computations;

        8.2.2 that no such computations or returns nor any material correspondence pertaining to the negotiations or agreement of such computations or returns shall be transmitted to any
                Taxation Authority without first being submitted to the Purchaser and the Company or their duly authorised agents for their comments and for the Purchaser's approval and shall only finally be submitted or transmitted on the receipt of the written approval of the Purchaser or its duly authorised agent, such approval not to be unreasonably withheld or delayed.

8.3 In the event that the provisions of paragraph 8.2 have been complied with by the Warrantors the Purchaser shall procure that the Company shall cause the returns mentioned in paragraph 8.2 (and all claims, elections, disclaimers, surrenders and consents assumed to be made or given therein) to be authorised, signed and submitted to the appropriate Taxation Authority and generally do all such things as may be necessary to give effect to such returns, claims, elections, disclaimers, surrenders or consents provided that the Purchaser shall not be required to procure any such action where in the Purchaser's reasonable opinion, it considers the relevant returns, documents or correspondence do not make proper disclosure of any relevant matters or are legally deficient in any other regard.

8.4 The Purchaser shall (if requested in writing by the Warrantors or the Vendors' Representative on their behalf) procure that the Company promptly makes or gives such returns, claims, elections, disclaimers, surrenders and consents in relation to Taxation which it was assumed would be made or given in computing any provision which appears in the Completion Accounts (or in eliminating any provision which would have so appeared) or which relate to any Vendors Relief, and generally does all such things as may be necessary to give effect to such returns, claims, elections, surrenders or consents.

8.5 The Purchaser shall procure that the Company keeps the Warrantors fully informed of its Taxation affairs in respect of the accounting period of the Company current at Completion and shall promptly provide the Warrantors with copies of all relevant documents and not submit any correspondence or submit or agree any return or computation for such period to any Taxation Authority without giving the Warrantors a reasonable opportunity to make representations thereon and without the written consent of the Warrantors (such consent not to be unreasonably withheld or delayed).

8.6 The Purchaser shall provide, and shall procure that the Company provides, the Warrantors with access to such documents, information and assistance (including without limitation, access to, and to take copies of, books, accounts and records) as the Warrantors may reasonably require in connection with its conduct of the Company's Taxation affairs pursuant to this paragraph 8.

9       PURCHASER'S COVENANT

9.1 The Purchaser covenants with each Warrantor to pay to that Warrantor an amount equal to any Actual Taxation Liability of that Warrantor or of any company which is under the control of that Warrantor (or of that Warrantor and/or any other Warrantor or Vendor) at any time after Completion (and any costs and expenses incurred by that Warrantor or that company in relation to such Actual Taxation Liability or in making any claim under this paragraph 9.1), where such Actual Taxation
        Liability:

        9.1.1 arises as a result of the failure by the Company to discharge after Completion an Actual Taxation Liability for which the Company is primarily liable and which is not within paragraph 1 of part 2; or

        9.1.2 arises as a result of the Company paying after Completion an abnormal amount by way of dividend (within the meaning of section 709(4) ICTA) in the circumstances specified in section 704C ICTA.

9.2 If the Purchaser becomes liable to make a payment under paragraph 9.1, the Purchaser shall pay such amount in cleared immediately available funds on or before the later of the date 2 business days before that Actual Taxation Liability is finally due and payable and the date 2 business days after the date of written demand on the Purchaser by the relevant Warrantor.

9.3 The provisions of paragraph 6 of this part shall apply mutatis mutandis to this paragraph 9, and for these purposes any reference in those paragraphs to the Warrantors shall be read as a reference to the Purchaser and vice versa (as appropriate).

                           Part 2 - Taxation Covenant
                           --------------------------

1       COVENANT BY THE WARRANTORS

1.1 Subject to the provisions of part 1 and of schedule 8, the Warrantors hereby covenant with the Purchaser to pay to the Purchaser an amount equal to:

        1.1.1 any Actual Taxation Liability of the Company arising as a result of:

                (a) an Event occurring or deemed to have occurred on or before Completion; or

                (b) any income, profits or gains earned, accrued or received on or before or in respect of any period ended on or before the date of Completion and for these purposes the period from the date of the last statutory accounts until the date of the Completion Accounts shall be treated as a period for Taxation purposes;

        1.1.2   any Actual Taxation Liability of the Company arising pursuant to section 179 TCGA as a result of (a) a disposal of the Shares before Completion; or (b) the sale and purchase of the Shares pursuant to this Agreement;

        1.1.3   any Deemed Taxation Liability;

        1.1.4 any Actual Taxation Liability in respect of inheritance tax which:

                (a) is at Completion a charge on, or gives rise to a power to sell, mortgage or charge, any of the shares or assets of the Company; or

                (b) after Completion becomes a charge on, or gives rise to a power to sell, mortgage or charge, any of the shares or assets of the Company being an Actual Taxation Liability arising as a result of the death of any person within seven years after a transfer of value (or a deemed transfer of value) if a charge on or power to sell, mortgage or charge any such shares or assets could, if the death had occurred immediately before Completion and the inheritance tax payable as a result thereof had not been paid, have existed at Completion; or

                (c) arises as a result of a transfer of value occurring or being deemed to occur on or before Completion (whether or not in conjunction with the death of any person whenever occurring) which increased or decreased the value of the estate of the Company;

                In determining the amount of any such Actual Taxation Liability in respect of inheritance tax and whether a charge on or power to sell, mortgage or charge any of the shares or assets of the Company exists at any time the fact that any Taxation is not yet payable or may be paid by instalments shall be disregarded and such Taxation shall be treated as becoming due and a charge or power to sell, mortgage or charge as arising on the date of the transfer of value or other date or event on or in respect of which it becomes payable or arises and the provisions of section 213 Inheritance Tax Act 1984 shall not apply thereto;

        1.1.5 any reasonable third party costs, fees and expenses reasonably incurred by the Purchaser or the Company as a result of any Actual Taxation Liability within paragraph 1.1.1, 1.1.2, 1.1.4 or 1.1.6 any Deemed Taxation
                Liability within paragraph 1.1.3 or in successfully taking or defending any action under this part 2.

        1.1.6 any Actual Taxation Liability of the Company which arises in respect of the exercise after Completion of any options to acquire shares in the Company or any member of the Vendor's Group which were granted by the Company or any member of the Vendor's Group to any person in respect of their position as a director or employee before Completion;

        1.1.7 any Taxation Liability of the Company which arose as a result of:

                (a)     the liquidation of Inhoco 2387 Limited; or

                (b)     the  acquisition  of  the  Thalidomide  business  by the
                        Company  from  Inhoco  2387   Limited   pursuant  to  an
                        agreement dated 16 November 2001.

2       PAYMENT

2.1 If the Warrantors are or become liable to make a payment under this part 2 in respect of:

        2.1.1 an Actual Taxation Liability, the Warrantors shall pay such amount on or before the date 5 business days after the date of written notice from the Purchaser to the Warrantors of the amount which the Warrantors are required to pay and requesting payment or, if later, the date 2 business days before the date on which the Actual Taxation Liability in question is due for payment;

        2.1.2 a Deemed Taxation Liability, the Warrantors shall pay such amount by the later of 5 business days after the date of written notice from the Purchaser to the Warrantors of the amount which the Warrantors are required to pay and requesting payment, and:

                (a) in the case of a Set Off Liability, the date 2 business days before the date on which the Actual Taxation Liability referred to in the definition of that term would otherwise have become due for payment;

                (b) in the case of an Unavailable Relief Liability, 2 business days before the date on which the Actual Taxation Liability referred to in the definition of that term is actually due for payment; or

                (c) in the case of an Unavailable Repayment Liability, the date on which the repayment of Taxation would have been made but for that unavailability; or

        2.1.3 any amount within paragraph 1.1.4 the Purchaser will notify the Warrantors in writing of such amount specifying details of the services for which those costs, fees and expenses were incurred and the circumstances in which they were obtained and the Warrantors shall pay such amount on or before the date 5 business days after the date of such notice.

2.2     Sums not paid by the  Warrantors  on the dates  specified in  paragraphs
        2.1.1 and 2.1.2 shall bear interest (which shall accrue from day to day after, as well as before, judgment) at the base rate from time to time of Barclays plc from the date following the specified date up to and including the day of actual payment of such sums.

3       TAX ON PAYMENTS BY THE WARRANTORS

3.1 The Warrantors shall be entitled to deduct or withhold from any payment made under this part 2 or for breach of any Warranty, any deduction or withholding (whether in respect of Taxation or otherwise) required by law.

3.2 If any amount paid to the Purchaser under this part 2 is subject to Taxation (other than any amount paid under paragraph 2.2), whether by way of deduction or withholding from the payment paid to the Purchaser or by way of Taxation on the amount received by the Purchaser, the Warrantors covenant to pay to the Purchaser such further sum as will ensure that the Purchaser receives and retains a net amount (after taking into account such Taxation) equal to the full amount which it would have received and retained had the payment in question not been subject to Taxation. In the event that the Company receives any credit or benefit in respect of any such Taxation deduction or withholding it shall forthwith pay an amount equal to such credit or benefit to the Warrantors.

3.3 If the benefit of this schedule is assigned (in whole or in part) the Warrantors shall have no greater liability under this schedule to any person to whom the benefit has been assigned than they would have had to the Purchaser in the absence of such assignment.

                          Part 3 - Taxation Warranties
                          ----------------------------

1       POST LATEST ACCOUNTS DATE

1.1     Since the Latest Accounts Date:

        1.1.1 no accounting period (as defined in section 12 ICTA) of the Company has ended as referred to in section 12(3) ICTA;

        1.1.2 the Company has not paid any Taxation after its due date for payment;

        1.1.3 the Company has not declared or paid any dividend or made any other distribution for the purposes of any Taxation.

1.2     The Latest  Accounts  make  proper  provision  or reserve  for  Taxation
        (including deferred taxation) for which the Company was liable or in respect of the accounting period of the Company ended on the Latest Accounts Date.

2       COMPLIANCE

2.1 There is no dispute between the Company and any Taxation Authority, the Company is not and has not at any time in the last 3 years been the subject of an investigation, audit or non-routine visit, by any Taxation Authority and as far as the Warrantors are aware (having made reasonable enquiries of persons other than any Tax Authority) there are no facts which are likely to give rise to any such dispute or investigation.

2.2 The Company is not and has not at any time within the 3 years prior to the date hereof been liable to pay any penalty, fine, surcharge, interest or similar amount in relation to Taxation and its Taxation reporting obligations and as far as the Warrantors are aware (having made reasonable enquiries of persons other than any Tax Authority) there are no facts which are likely to cause it to become liable to pay any such penalty, fine, surcharge, interest or similar amount.

2.3 Within the last 3 years, the Company has duly and punctually complied with all its obligations to deduct Taxation from payments made by it and to account for such Taxation to any Taxation Authority and in particular has properly operated the PAYE system, by duly deducting tax and national insurance contributions (as appropriate) from all payments made, or treated as made, to its employees and former employees, and accounting to the Taxation Authorities for all amounts so deducted insofar as the time for so accounting has fallen due and has maintained proper records of these payments and deductions and has complied with all its reporting obligations in connection with the benefits provided for its employees and directors.

2.4 All payments, returns, self-assessments, self-certificates, notifications, computations and payments, accounts, notices, statements, reports and registrations which have been or should have been made or filed by or in respect of the Company for any Taxation purpose (i) have been made or filed within the requisite periods and on a proper basis and are complete, up-to-date and are true and accurate in all material respects.

2.5 All Taxation for which the Company is liable (and the due date for payment of which has fallen due) has been duly paid and the Company has not incurred any liabilities to interest or penalties in relation to Taxation.

2.6 The disclosure letter contains details of any written dispensation, concession or special arrangements affecting the Company requested from or agreed by any Taxation Authority.

3       CLOSE COMPANIES

3.1 The Company is not and has never been a close investment-holding company within the meaning of section 13A ICTA.

3.2     The Company has not at any time:

        3.2.1 made or agreed to make any loan or advance which loan or advance remains outstanding or effected or agreed to effect any transaction within section 419, 421 or 422 ICTA or since the Latest Accounts Date released or written off or agreed to release or write off the whole or any part of any such loan or advance; or

        3.2.2 made a transfer of value within the provisions of section 94 IHTA; or

        3.2.3   made or agreed to make any distribution within section 418 ICTA.

4       DISTRIBUTIONS AND PAYMENTS

4.1 No distribution (within the meaning of sections 209 and 210 ICTA) has been made by the Company during the 6 years ended on the Latest Accounts Date (except as provided in the Accounts).

4.2 The Company has not made or received any exempt distribution within the meaning of section 213 ICTA, and has at no time been a relevant company in relation to an exempt distribution for the purposes of that section or concerned in an exempt distribution for the purposes of section 214 ICTA.

4.3     The Company has not at any time received a capital distribution to which section 189 TCGA could apply.

4.4 The Company has not paid, and has not elected that any dividend it has paid or declared be treated as, a foreign income divided as described in Chapter VA Part VI ICTA.

4.5     The Company has not on or after 6th April 1965:

        4.5.1 repaid, redeemed or purchased or agreed to repay, redeem or purchase any of its share capital; or

        4.5.2 capitalised or agreed to capitalise in the form of shares or debentures, any profits or reserves of any class or description, or otherwise issued or agreed to issue share capital otherwise than for new consideration (as defined in section 254 ICTA).

5       EMPLOYEE BENEFITS

5.1 The Completion Disclosure Letter contains full details of all the long term incentive plans, share option schemes and profit share schemes established by the Company whether or not approved by the Company.

5.2 The Disclosure Letter sets out details of all interests in or rights to acquire shares in the Company to which directors are or may be entitled in respect of which:

        5.2.1 the Company is or may be required to notify to the Inland Revenue under relevant provisions of ITEPA; or

        5.2.2 the Company may have liabilities to account for income tax and/or national insurance contributions.

5.3 The Company has not established a qualifying employee share ownership trust within the meaning of section 74 and schedule 5 FA 1989.

6        GROUP TRANSACTIONS

6.1     The Company is not/has not been a member of a group.

6.2 No asset of the Company shall be deemed disposed of and reacquired under s179 TCGA by virtue of or in consequence of the sale of the Shares pursuant to this Agreement or any other event occurring on or before Completion.

6.3 The Company is not liable to pay any amount of Taxation which is primarily a liability of any other person and in respect of which the Company is so liable as a result of the failure of that other person to discharge such Taxation within a specified period.

7        RESIDENCE AND OFFSHORE INTERESTS

7.1 The Company is and has at all times been resident only in the United Kingdom for Tax purposes and is not and has not been treated as resident or as having a branch, agency, place of business or permanent establishment in any other jurisdiction for any Taxation purpose (including under any double taxation treaty or agreement) and is not liable to Tax (other than any tax withheld or deducted at source) in any other jurisdiction.

7.2 The Company is not liable for any Taxation as the agent or tax representative of any other person or business and does not constitute a permanent establishment of any other person, business or enterprise for any Taxation purposes.

7.3 The Company does not and has at no time owned a beneficial interest in the capital of a company which is resident outside the United Kingdom and which would be a close company if it were resident in the United Kingdom, in circumstances such that a chargeable gain accruing to that other company could be appointed to the Company under section 13 TCGA.

8       NON-ARM'S LENGTH TRANSACTIONS

8.1     There is no outstanding Inland Revenue charge (as defined in section 237
        IHTA) over any asset of the Company or over any of the Shares and there are no circumstances in which such a charge could arise.

8.2 There are in existence no circumstances by virtue of which any such power as is mentioned in section 212 IHTA could be exercised in relation to any asset of the Company or to any of the Sale Shares or by virtue of which any such power could be exercised but for the provisions of section 204(6) IHTA.

8.3 The Company has not been a party to associated operations in relation to a transfer of value within the meaning of section 268 IHTA.

8.4     The Company has not  received  any asset by way of gift as  mentioned in section 282 TCGA.

8.5 No expenditure incurred by the Company on the acquisition of any shares is liable to be reduced under the provisions of section 125 TCGA.

9       VAT

9.1 The Company is duly registered for the purposes of VATA. Such registration is not subject to any conditions imposed by or agreed with the Commissioners of Customs and Excise. Within the last 3 years, the Company has complied in all material respects with VATA and all orders, provisions, directions or other conditions made or imposed thereunder (including for the avoidance of doubt any regulations) or under any other law relating to VATA and the Company has at all times punctually paid and made all payments and returns required under the legislation.

9.2 The Company is not and has never been a member of a group for the purpose of section 43 VATA.

9.3 No direction has been issued to the Company under schedule 9A VATA and there are no circumstances in which such a direction could be issued.

9.4 The Company has not within the two years ending on the date of this Agreement been served with any penalty liability notice under section 64 VATA or any surcharge liability notice under section 59 VATA or been issued with any written warning under section 76(2) VATA.

9.5 Details of all elections made by the Company or a relevant associate of it (within the meaning of paragraph 3, schedule 10 VATA) pursuant to paragraph 2, schedule 10 VATA are set out in the Completion Disclosure Letter and there are no circumstances in which a supply relating to the grant of an interest in right over a licence to occupy any land or building or any part of any land or building comprised within such an election could be other than a taxable supply by virtue of paragraph 2(3AA), schedule 10 VATA or otherwise.

9.6 The Company has not registered, and is not required to register, for VAT purposes (or for the purposes of any similar tax on added value or turnover) in any country other than the United Kingdom.

9.7 Any transfer of assets made to the Company since its incorporation have qualified as a transfer of a going concern for the purposes of section 49 VATA.

9.8 The Company does not own any assets to which Part XV of the Value Added Tax Regulations 1995 applies.

9.9 The Company is, and has in respect of all its prescribed accounting records ending after the Accounts Date, been able to obtain credit for all input tax (as defined in section 24 VATA) which it has incurred and has not carried out any transaction which might result in it becoming exempt or partially exempt for VAT purposes.

9.10 The Company has not received a notice or is not otherwise aware of anything which indicates that the grant to the Company of an interest in or right over land or of a licence to occupy land will not be an exempt supply because of an election under Schedule 10 VATA.

10      INSURANCE PREMIUM TAX

10.1 The Company is not nor has ever been an insurer (as defined by section 73 FA 1994) or a taxable intermediary (as defined by section 52A FA
        1994) for the purposes of insurance premium tax.

10.2 The Company is not liable for nor to account for any amount in respect of insurance premium tax.

11      STAMP DUTY AND STAMP DUTY RESERVE TAX AND STAMP DUTY LAND TAX

11.1 All documents which confer any right or title upon the Company to which the Company was a party as a purchaser, lessee or assignee and which attract stamp or transfer duty in the United Kingdom have been duly stamped.

11.2 The Company has not been party to any transaction whereby the Company is or could become liable to or to account for stamp duty reserve tax.

11.3 The Company does not have any undischarged liability to pay any stamp duty land tax ("SDLT").

12      AIR PASSENGER DUTY

12.1 The Company does not own and has never owned a chargeable aircraft (as defined by section 28 FA 1994) for the purposes of air passenger duty.

12.2 The Company is not liable for nor to account for any amount in respect of air passenger duty.

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13      LANDFILL TAX

13.1 The Company is not and has never been a landfill site operator within the meaning of section 41 FA 1996.

13.2 The Company is not liable for nor to account for any amount of landfill tax.

13.3 The Company is not a party to any contract to which the provisions of any of paragraphs 45 to 47 (inclusive) of schedule 5 FA 1996 apply or could apply.

14      CAPITAL ALLOWANCES

14.1 The Company has not incurred any expenditure on plant and machinery (including fixtures) within Part 2 CAA.

14.2 The Company does not own any assets which qualify or have qualified as industrial buildings for the purposes of CAA.

15      CAPITAL GAINS

15.1 The Company has sufficient records to enable it to determine the base cost of any capital asset held as at Completion.

16      LOAN RELATIONSHIPS, ETC

16.1 The Company is not indebted in circumstances in which any interest or other return on indebtedness will or may be treated as a distribution or disallowed as a deduction under section 209 ICTA (definition of distribution), or paragraph 13 Schedule 9 Finance Act 1996 (loan relationships for unallowable purposes).

16.2 The Company is not a party to any loan relationship to which paragraph 11 Schedule 9 Finance Act 1996 applies or may apply (transactions not at arm's length) or to which sections 92 (convertible securities etc), 93 (relationships linked to the value of chargeable assets) or Schedule 13 (relevant discounted securities) Finance Act 1996 apply.

16.3 The Company does not have in issue or own any deep discount securities, deep gain securities or convertible securities which were issued or acquired prior to 1 April 1996.

                                       54
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                                   SCHEDULE 4

                             Part 1 - The Warranties
                             -----------------------



1       FACTUAL STATEMENTS AND INFORMATION

1.1 To the best of the Warrantors' knowledge, information and belief, the information contained in the documents listed in Schedule 11 is in all material respects true and accurate and not misleading in any material respect.

1.2 The information contained in Schedules 1 and 5 to this Agreement is in all material respects true and complete and not misleading in any material respects.

2       CONSTITUTION AND STRUCTURE OF THE COMPANY

2.1     The Company has no subsidiaries.

2.2     The Company has no:

        2.2.1 interest in the share capital of, or other investment in, any body corporate;

        2.2.2 interest in any partnership, joint venture, consortium or other unincorporated association or arrangement for sharing profit; or

        2.2.3 branch, agency, place of business or permanent establishment outside the United Kingdom ("OVERSEAS BRANCH") or substantial assets outside the United Kingdom,

        and has no outstanding obligation to acquire any such interest or overseas branch or in respect of any such interest or overseas branch formerly owned by it or agreed to be acquired by it.

2.3     There is no shadow director of the Company.

3       COMPLIANCE WITH LEGAL REQUIREMENTS

3.1     Compliance  has been made in all respects with all legal and  procedural
        requirements   and  other   formalities   in  relation  to  the  Company
        concerning:

        3.1.1 the memorandum and articles of association (including all resolutions passed or purported to have been passed); and

        3.1.2   issues of shares, debentures or other securities.

3.2 The Company has obtained all licences, permissions, consents, permits and other approvals which are necessary to be obtained by it for the carrying on of the Company's business in the places and in the manner in which such business is now carried on and the lack of which would be likely to have a material adverse effect upon such business or to require a material alteration in the manner in which such business is carried on; such licences, permissions, consents, permits and approvals, so far as the Warrantors are aware, are in full force and effect, are unconditional or subject only to conditions that have been satisfied and have been complied with in all material respects and there are no circumstances (including, without limitation, the execution or performance of this Agreement or any document to be executed pursuant to it) known to the Warrantors which indicate that it is likely that any of such licences, permissions, consents, permits or approvals might be suspended, cancelled or revoked prior to its stated expiry date or not renewed.

3.3 All statutory registers required by law to be kept by the Company have been properly written up and the Company has not received any application or request for rectification of its statutory registers or any notice or allegation that any of them is incorrect.

4       SHARE CAPITAL

4.1 There is no option, right to acquire or Security Interest on, over or affecting any shares in the capital of the Company, there is no agreement, arrangement, obligation or commitment to give or create any of the foregoing and so far as the Warrantors are aware, no person has made any claim to be entitled to any of the foregoing.

4.2 No part of the unissued share capital of the Company is under option or is agreed or resolved conditionally or unconditionally to be issued or put under option.

4.3 The numbers of the Shares set opposite the names of each of the Vendors in part 1 of schedule 6 are legally and beneficially owned by them.

4.4 The Shares set opposite the names of the Vendors in part 1 of Schedule 5 constitute the entire allotted and issued share capital of the Company, have been properly allotted and issued and are fully paid or credited as fully paid.

4.5 No person has the right (whether exercisable now or in the future and whether contingent or not) to call for and there is no agreement, arrangement or obligation relating to, the allotment, issue, transfer, redemption or repayment of any share or loan capital of the Company whether under any option, right of pre-emption or conversion or otherwise.

4.6 So far as the Warrantors are aware none of the Shares was or represents assets which were, the subject of a transfer at an undervalue (within the meaning of sections 238 or 339 Insolvency Act 1986) within the previous five years.

5       CONSTITUTIONAL MATTERS

5.1 The copy of the memorandum and articles of association of the Company annexed to the Disclosure Letter is true and complete and has embodied in it or annexed to it copies of all resolutions and agreements as are referred to in section 380(2) of the CA 1985.

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


5.2 The statutory books, minute books and other books which the CA 1985 requires the Company to keep (other than accounting records), are up to date, in its possession and comprise a complete and accurate record of the matters which the Company is required by the Act to record. To the Warrantors' knowledge, no notice or allegation that any of them is incorrect or should be rectified has been received by the Company.

5.3 The Company has properly prepared and filed all returns, resolutions, particulars and other documents which it is required to file with the Registrar of Companies or any other governmental or regulatory body or agency.

5.4 Due compliance has been made with all the provisions of the CA 1985 in connection with the formation of the Company, the allotment, issue, purchase, redemption, repayment or conversion of shares, debentures and other securities in the Company or the grant of options in any securities in the Company, the reduction of the authorised and issued share capital of the Company (if any) and the payment of dividends by the Company.

5.5 The information contained in schedule 1 is complete and accurate in all respects and not misleading in any respect.

5.6 Copies of the constitutional documents of the Company attached to the Disclosure Letter are complete and accurate copies of the relevant original documents.

6       LATEST ACCOUNTS

6.1 The Latest Accounts (a copy of which is annexed to the Disclosure Letter) show a true and fair view of the state of affairs and the assets and liabilities of the Company as at the Latest Accounts Date and of the profits and losses of the Company for the financial year ended on the Latest Accounts Date.

6.2 The Latest Accounts have been prepared and audited on a recognised and consistent basis in accordance with the law and applicable standards, principles and practices generally accepted in the United Kingdom
        ("Accounting   Practice")   and  make  all  required   and   appropriate
        disclosures.

6.3     In the Latest Accounts:

        6.3.1 and in the audited accounts for the preceding accounting periods, the rates of depreciation and amortisation were sufficient to write down the value of the fixed assets of the Company to nil not later than the end of their useful working lives. The bases and rates of depreciation and amortisation used in the Latest Accounts were the same as those used in the audited accounts of the Company for the preceding accounting periods;

        6.3.2 stock and work in progress (except long-term contract balances) were valued in the same way as in the audited accounts of the Company for the three preceding accounting periods and on the basis of the lower of cost or net realisable value at the Latest Accounts Date. The long-term contract balances were valued in the same way as in the audited accounts of the Company for the preceding accounting periods and on the basis of net cost less foreseeable losses and payments on account at the Latest Accounts Date. All redundant and obsolete stock was written off and all slow-moving and damaged stock was written down appropriately;

        6.3.3 provision or reserve (as appropriate) in accordance with UK generally accepted accounting principles has been made for all bad and doubtful debts, all liabilities and obligations (actual, contingent or disputed) and all financial commitments existing at the Latest Accounts Date; and

        6.3.4 provision or reserve (as appropriate) in accordance with UK generally accepted accounting principles has been made for all Tax liable to be assessed on the Company or for which the Company is or may become accountable (whether primarily or otherwise).

6.4 The accounting policies adopted for the purpose of preparing the Latest Accounts are the same as those adopted for the purpose of preparing the audited accounts of the Company for the preceding accounting periods (except as stated in the Accounts or any of those preceding accounts) and none of those preceding accounts were qualified by the auditors.

6.5 The profits and losses of the Company shown by the Latest Accounts and by the audited accounts of the Company for the preceding accounting periods and the trend of profits and losses thereby shown have not
        (except as disclosed in such accounts) been affected by any extraordinary, exceptional or non-recurring item, by transactions of an unusual nature or entered into other than on normal commercial terms (including any pension contribution holiday or any rental or other outgoing at below market rates) or by any other matter making such profits or losses for a period unusually high or low.

6.6 The accounting records of the Company have been maintained in accordance with the requirements of section 221 CA 1985.

6.7 The Latest Management Accounts of the Company have been prepared in the ordinary course of business and, having regard to the purpose for which they have been prepared, reflect the financial performance of the business of the Company for the period to which they respectively relate in a manner which is not materially misleading.

7       BUSINESS SINCE THE LATEST ACCOUNTS DATE

7.1     Since the Latest Accounts Date:

        7.1.1 the Company has carried on its business in the usual course without any interruption or alteration in the nature, scope or manner of its business and so as to maintain it as a going concern;

        7.1.2 there has been no material adverse change in the financial or trading position of the Company and, so far as the Warrantors are aware, there exists no fact, matter or circumstance that could give rise to the same;

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


        7.1.3 no material adverse change has occurred in the assets and liabilities shown in the Latest Accounts and there has been no reduction in the value of the net tangible assets of the Company on the basis of the valuations used in the Latest Accounts;

        7.1.4 the Company has not acquired or disposed of nor agreed to acquire or dispose of any material assets nor assumed or incurred or agreed to assume or incur any material liabilities (including contingent liabilities) other than in, in each case, the usual course of business;

        7.1.5 the Company has not made or agreed to make any capital expenditure and no commitments involving capital expenditure have been entered into or agreed to be entered into, in total in excess of (pound)50,000;

        7.1.6 the Company has not declared, paid or made a dividend or distribution except as provided in the Latest Accounts;

        7.1.7 the Company has not made a payment which will not be deductible for corporation tax purposes either in computing the Company's trading profits or in computing the corporation tax chargeable on the Company which alone or when aggregated with other such payments made since the Latest Accounts Date exceeds the aggregate of non-deductible payments made over a similar period during the currency of the Latest Accounts;

        7.1.8   the Company has not changed its accounting reference period;

        7.1.9   no resolution of the  shareholders  the Company has been passed;
                and

        7.1.10 the Company has not created, allotted, issued, acquired, repaid or redeemed share or loan capital or granted any options in any share capital or made any agreement or arrangement or undertaking to do any of those things.

8       BORROWINGS AND BANK FACILITIES

8.1 The Company has not exceeded any limit on the amount it may borrow or raise in any agreement or arrangement with its lenders or providers of credit to it (whether under any overdraft facility or otherwise). So far as the Warrantors are aware, the Company is not in breach of the terms of any other such facilities and the total amount borrowed or raised by the Company from whatsoever source does not exceed any limitation on its borrowings and other powers contained in the Company's articles of association or in any debenture or loan stock deed or any other instrument or agreement to which the Company is a party.

8.2 Full details of all overdrafts, loans, credit facilities, other borrowings or indebtedness in the nature of borrowings outstanding or available to the Company are contained in the Disclosure Letter and so far as the Warrantors are aware, none of the Vendors or the Company has done or omitted to do anything whereby the continuance of any such facilities in full force and effect might be affected or prejudiced or the availability thereof terminated.

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


8.3 A statement of all the bank accounts of the Company and of the credit or debit balances on such accounts as at a date not more than seven days before the date of Completion is attached to the Disclosure Letter. Since such statement there have been no payments out of any such accounts except for routine payments in the usual course of business and the balances on current account are not now substantially different from the balance shown on such statements.

8.4 The Company has not received notice from any lender or provider of credit to it (whether under any overdraft, loan, credit acceptance, bill, discounting, note purchase or other agreement or arrangement) requiring payment thereof cancelling the availability thereof or placing any indebtedness thereunder (in each case) on demand or otherwise altering to the disadvantage of the Company, the terms of any such agreement or arrangement and, so far as the Warrantors are aware, there are no circumstances which would now (or which could with the giving of notice, lapse of time, the making of any determination, or otherwise) give rise to any such notice.

8.5 The Company has not received notice of enforcement or demand for payment, or intention to enforce or make demand for payment, from or of steps being taken to enforce or to demand payment under, any debenture, mortgage, charge, guarantee, indemnity, letter of comfort or other security or assurance for payment.

8.6 The Company has no outstanding loan capital nor has it factored its debts.

8.7     The Company has not created or agreed to create any Security Interest.

8.8 The Company has not engaged in any borrowing or financing not required to be shown or reflected in the statutory accounts of the Company.

9       GRANTS

9.1 Full particulars of all material grants, allowances, subsidies, loans or financial assistance ("grants") paid or pledged to the Company during the last two years by any person are set out in the Disclosure Letter.

9.2 There are no facts or circumstances (including as a result of the entering into of this Agreement) of which the Warrantors are aware which could reasonably be expected to entitle early repayment of or refusal of an application for, a grant in whole or in part.

10      GUARANTEES AND INDEMNITIES

10.1 There is no outstanding guarantee, indemnity, letter of comfort, assurance for payment, mortgage, charge, debenture or other agreement or arrangement to secure or incur a financial or other obligation with respect to its or another person's obligation given for the benefit of the Company or by the Company other than as disclosed in the Latest Accounts.

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


11      DEBTORS AND CREDITORS

11.1 To the best of the Warrantors' knowledge, information and belief, each debt now owed to the Company (less the amount of any specific provision or reserve specifically disclosed in the Disclosure Letter, the Latest Accounts or the Latest Management Accounts and determined on the same basis as that applied in the Latest Accounts) will realise its full face value and be good and collectable in the usual course of business. None of such debts is subject to any counterclaim or set-off (except to the extent of any such provision or reserve).

11.2 No debt included in the Latest Accounts, the Latest Management Accounts or the Company's accounting records (for the period covered by the Latest Accounts or Latest Management Accounts) has been realised for materially less than its book value in the Latest Accounts or Latest Management Accounts or has been deferred or subordinated to any extent nor has been released or to the best of the Warrantors' knowledge, information and belief, is irrecoverable to any extent.

11.3 No debt now owed to the Company is overdue by more than 12 weeks (except to the extent of any provision or reserve disclosed in the Disclosure Letter, the Latest Accounts or the Latest Management Accounts).

11.4 The Company has paid its creditors within the times agreed with them. No debt owing by it has been due for more than 30 days.

11.5 No single debtor owes to the Company an amount which exceeds, in aggregate, 15 per cent of the total of the debts owing to the Company at the date of this Agreement.

11.6 To the best of the Warrantors' knowledge, information and belief, the attitudes and actions of customers, suppliers and employees with regard to the Company will not be materially adversely affected by the completion by the Purchaser of the purchase of the Shares.

12      TRADING AND CONTRACTUAL ARRANGEMENTS

12.1    The Company is not a party to nor is liable under:

        12.1.1 any partnership, joint venture, European Economic Interest Grouping or consortium, association (other than a bona fide trade association) or any agreement for sharing commissions or other income;

        12.1.2 a distributorship, agency, franchise or management agreement or arrangement;

12.2    The Company is not a party to nor is liable under:

        12.2.1 any agreement or arrangement which, so far as the Warrantors are aware, is liable to be terminated by another party or, so far as the Warrantors are aware, under which rights of any person are liable to arise or be affected as a result of any change in the control, management or shareholders of the Company;

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        12.2.2  any contract of a long-term nature (that is to say,  unlikely to have been fully performed, in accordance with its terms, more than twelve months after the date on which it was entered into);

        12.2.3 any agreement or arrangement of a loss making nature to any material extent (that is to say, now known to be likely to result in a material loss on completion of performance);

        12.2.4 any agreement or arrangement limiting or excluding its right to do business or use or exploit any of its assets including restrictions or prohibitions on competing in any geographical area or in any field of activity or with any person;

        12.2.5 any agreement or arrangement of an unusual nature or which is not entered into on an arm's length basis or in the usual course of the Company's business;

        12.2.6 a sale or purchase, option or purchase agreement, arrangement or obligation affecting an asset owned, occupied, possessed or used by the Company or by which the Company is bound;

        12.2.7 any agreement or arrangement which involves payment by reference to fluctuations in the index of retail prices or any other index or in the rate of exchange for any currency.

12.3 So far as the Warrantors are aware, no agreement or arrangement to which the Company is a party or is liable under (including specifically but without limitation the Key Agreements), is invalid and so far as the Warrantors are aware there are no grounds upon which any other party thereto may terminate, rescind, avoid or repudiate such agreement or arrangement.

12.4 Neither the Company nor any party with whom the Company has entered into an agreement or arrangement (including without limitation the Key Agreements) has given notice of termination or sought to repudiate or disclaim the agreement or arrangement or taken any action or failed to take any action inconsistent with the continuance of any agreement nor arrangement.

12.5 The Company has no outstanding bid, tender, sale or service proposal which, if accepted, would give rise to a legally binding obligation upon the Company.

12.6 Neither the Company nor (so far as the Warrantors are aware) any party to an agreement or arrangement (including any of the Key Agreements) with the Company, is in violation or breach of, or in default under, any such agreement or arrangement, and to the best of the Warrantors' knowledge there are no facts or circumstances likely to give rise to such a violation, breach or default.

12.7

        12.7.1 The execution, delivery and performance of each of the Key Agreements and the Terminated Key Agreements by the Company was duly and validly authorised by all necessary corporate action on the part of the Company. Each of the Key Agreements was duly and validly executed

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                and delivered by the Company and, so far as the  Warrantors  are aware, each of the other parties thereto and each of the Key Agreements constitutes legal, valid and binding obligations on each of the Company and, so far as the Warrantors are aware, the other the relevant parties.

        12.7.2 The execution and delivery of this Agreement and the other Transaction Documents by each of the Vendors, the Company, PPSL and/or Purchaser do not, and the performance of this Agreement and the other Transaction Documents by each of the same will not, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or, so far as the Warrantors are aware, entitle any party to any Key Agreement to rights and privileges that it was not entitled to receive immediately before this Agreement (or the other Transaction Documents) were executed, or create any obligation on the part of the Company that it did not have immediately before this Agreement and the other Transaction Documents were executed, or so far as the Warrantors are aware give to any such party any rights of termination, amendment, acceleration or cancellation, or require the consent, approval or waiver of any party, in respect of any Key Agreement.

        12.7.3  Each of the Key Agreements is in full force and effect.

        12.7.4 No consent, approval or waiver of any third party was required to be obtained by the Company or (so far as the Warrantors are aware) any other party to any Key Agreement or Terminated Key Agreement in connection with the execution, delivery or performance of the Key Agreements or Terminated Key Agreements which consent, approval or waiver was not so obtained.

12.8 None of the records, systems, data or information of the Company is recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held or accessible by any means (including an electronic, mechanical or photographic process computerised or not) which is not under the exclusive ownership and direct control of the Company.

12.9 True and complete copies of each and every Key Agreement or Terminated Key Agreement (or, to the extent there are no written terms, a true and complete summary of the terms thereof) are annexed to the Disclosure Letter.

12.10   The  Company  is not a party to nor is  liable  under  any  distribution
        and/or  licensing   agreements  or  arrangements   other  than  the  Key
        Agreements.

12.11 True and complete copies of each and every sale agreement or arrangement (or, to the extent there are no written terms, a true and complete summary of the terms thereof) to which the Company has been party in the last two years in respect of which consideration in excess of (pound)100,000 was payable to the Company are attached to the Disclosure Letter.

12.12 Neither the Company nor (so far as the Warrantors are aware) any other party to the Terminated Key Agreement was, prior to the termination of such

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        agreements,  in  violation or breach of, or in default  under,  any such agreement and to the best of the Warrantor's knowledge at the time of termination, there were no facts or circumstances likely to give rise to such a violation, breach or default or any grounds upon which any party to the Terminated key Agreements could have terminated, rescinded, waived or repudiated any such agreement.

12.13   The  Terminated  Key  Agreements   have  been  validly  and  effectively
        terminated  and  no  party  has  any  continuing   rights,   privileges,
        obligations or liabilities under any such agreement.

13      COMPETITION

13.1 The Company is not and has not been a party to any agreement or concerted practice:

        13.1.1 which infringes article 81(1) of the Treaty of Rome (the "TREATY") or the Chapter I prohibition under the Competition Act 1998 (the "1998 ACT") (other than one which is exempt pursuant to a Commission decision in application of article 81(3) of the Treaty or pursuant to an exemption by category enacted pursuant to article 83 of the Treaty or in respect of which an exemption under sections 4, 6 or 10 of the 1998 Act applies, as the case may be);

        13.1.2 which had prior to 1 May 2004 been notified to the Commission of the European Communities or EFTA Surveillance Authority for an exemption under article 81(3) of the Treaty or article 53(3) of the Agreement on the European Economic Area or pursuant to any exemption by category or for which an application has been made to the Commission or EFTA Surveillance Authority for a negative clearance under articles 81 or 82 of the Treaty of Rome or Articles 53 and 54 of the Agreement on the European Economic Area or which had prior to 1 May 2004 been notified to the Office of Fair Trading (or prior to June 2003 to the Director General of Fair Trading (the "DIRECTOR")) under sections 13, 14, 21 or 22 of the 1998 Act; or

        13.1.3 which is prohibited by competition or anti-trust law in any jurisdiction or which has been notified to any other competition or anti-trust authority for guidance or a decision.

13.2 No action, practice or course of conduct now or previously done or carried on by the Company and no agreement to which the Company is or was a party or any part of any such agreement:

        13.2.1  causes or caused the Seller to breach  article 82 of the Treaty, article 54 of the Agreement on the European Economic Area, the Chapter II prohibition under the 1998 Act or any anti-monopoly legislation or regulations in any other jurisdiction;

        13.2.2 has been investigated by or, prior to 1 May 2004, has been notified to the Office of Fair Trading (or prior to June 2003 to the Director) for

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                guidance or a decision in respect of the Chapter II  prohibition under the 1998 Act; or

        13.2.3 has been notified to or investigated by any other competition authority in relation to the abuse or potential abuse of a dominant or monopoly position.

13.3 The Company has not at any time received nor (so far as the Warrantors are aware) has the Company any grounds for believing that the Company may receive any communication or request for information with reference to any aspect of the Company's activities from the Director, the
        Competition Appeals Tribunal, the Office of Fair Trading, the Competition Commission, the Secretary of State for Trade and Industry, the Commission of the European Communities, EFTA Surveillance Authority or from any other person in any jurisdiction whose task it is to investigate, report or decide upon matters relating to monopolies, mergers or anti-competitive agreements or practices. Nothing has been done by the Company which the Company has been notified has been or (so far as the Warrantors are aware) might be the subject of any report, decision, order, regulation, judgment or injunction made, taken or obtained by any of such persons.

13.4 The Company has not given an undertaking or written assurance to (legally binding or not) and is not subject to any order, decision or administrative letter from, a governmental authority or an authority of the European Communities or European Economic Area under the Fair Trading Act 1973, the 1998 Act, the Enterprise Act 2002, the Treaty, the Agreement on the European Economic Area or other statute or legal instrument of the United Kingdom or any other jurisdiction.

13.5 The Company has never received nor (so far as the Warrantors are aware) is the Company expecting to receive any aid from a member state of the European Community or through state resources which is not compatible with the common market having regard to article 87 of the Treaty.

13.6 So far as the Warrantors are aware, no director, officer, employee or agent of the Company has engaged in any conduct falling within section 188 of the Enterprise Act 2002 or any other legislation in any jurisdiction that criminalises anti-competitive behaviour.

14      INTELLECTUAL PROPERTY RIGHTS

14.1    Each of the Intellectual Property Rights is:

        14.1.1 valid and enforceable and, so far as the Warrantors are aware, nothing has been done or omitted to be done by which it may cease to be valid and enforceable or affect the right of the Company to use the same in its business; and

        14.1.2  legally  and  beneficially  owned by the Company  alone  (except
                where  it  falls   within   paragraph   14.3),   free  from  any
                encumbrance, restriction on use or disclosure obligations.

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


14.2    The  Disclosure  Letter  contains  details  of  all  of  the  registered
        Intellectual Property Rights in respect of which the Company is the registered owner or applicant for registration. No notice has been received by the Company of any dispute, claim or opposition from a person (including an employee of the Company) as to title, validity, enforceability, entitlement or otherwise and so far as the Warrantors are aware there are no circumstances in existence which would give rise to any such dispute, claim or opposition.

14.3 All agreements relating to the use by the Company of Intellectual Property (including any Intellectual Property in software) owned by another person are listed in the Disclosure Letter. The agreements relating to that Intellectual Property contain all the terms relative to the use by the Company of the same.

14.4 So far as the Warrantors are aware no party to an agreement relating to the use:

        14.4.1  by the Company of Intellectual Property owned by another person;
                or

        14.4.2 of any Intellectual Property Rights owned by the Company by another person,

        is, or has at any time been, in breach of the agreement and, so far as the Warrantors are aware, no circumstances exist which would give rise to any breach of any such agreement or to any such agreement being terminated, suspended, varied or revoked without the Company's consent (other than termination without cause upon notice in accordance with the terms of the agreement).

14.5 The Know-How is confidential and has not been disclosed nor is the Company obliged to disclose it, to any person in whole or in part (other than to employees of the Company in circumstances where the confidentiality of the Know How has been drawn to their attention and steps taken to preserve such confidentiality) and there is no Claim that has been, or so far as the Warrantors are aware, can be made by any person alleging that the Know-How has been disclosed to the Company in circumstances amounting to a breach of confidence.

14.6 All Know-How is adequately documented to enable the Purchaser to acquire and retain its full benefit.

14.7 The Company has not granted and is not obliged to grant any licences of, nor are there any subsisting agreements under which the Company has granted to any person, any right, interest, assignment or consent under or in connection with the Intellectual Property Rights or the Know-How.

14.8 So far as the Warrantors are aware, none of the processes, products or activities of the business of the Company infringes any right of any other person relating to Intellectual Property or involves the unlicensed use of information confidential to any person or gives rise to a liability for any royalty or similar payment other than by virtue of an agreement relating to licensed Intellectual Property listed in the Disclosure Letter.

14.9 The Company does not trade under any name other than its full corporate name.

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15      TITLE AND CONDITION OF ASSETS

15.1 Except for assets disposed of by the Company in the usual course of trading, the Company is the legal and beneficial owner of and has good title to all assets included in the Latest Accounts and all assets which have been acquired by the Company since the Latest Accounts Date, all of which assets are in the Company's possession or under its control, situated in the United Kingdom and free from any Security Interest. Such assets comprise all material assets now used in the Business and which are necessary for the Company to carry on the Business effectively.

15.2 All plant and machinery (including fixed plant and machinery), vehicles and computer, office and other equipment owned or used by the Company are in a condition commensurate with their age and fair wear and tear and are in working order and have been regularly and properly maintained; and, so far as the Warrantors are aware, none is dangerous, or, so far as the Warrantors are aware, in need of repair or replacement in order to continue in operation the business of the Company in the ordinary course for the period of six months following Completion, where such repair or replacement would cost in excess of (pound)10,000.

15.3 There are maintenance contracts with independent specialist contractors in respect of all assets of the Company for which it is normal to have maintenance contracts and in respect of all assets which the Company is obliged to maintain or repair under a lease or similar agreement. Such assets have been regularly maintained in accordance with safety regulations required to be observed in relation to them and the provisions of any applicable leasing or similar agreement.

15.4 The Company's asset register (a copy of which is attached to the Disclosure Letter) is a complete and accurate record in all material respects of the fixed assets owned or used by it.

15.5 Full details of all hire, hire purchase, credit sale, conditional purchase, rental and similar agreements and arrangements granted by the Company or to which its is subject where the annual payments under any such agreement or arrangement is more than (pound)50,000 per annum (or the total annual payments under all such agreements and arrangements exceed (pound)50,000) are contained in the Disclosure Letter (together with a schedule listing the assets subject to such agreement or arrangement) and none of the Warrantors or the Company has done or omitted to do anything whereby such agreements or arrangements might be affected or prejudiced or the availability thereof terminated.

15.6 The Company has not agreed to acquire any asset on terms that the property in such asset does not pass to it until full payment is made.

15.7 The Company's stock is in good condition and so far as the Warrantors are aware, saleable in the usual course of its business in accordance with the Company's current price list without any rebate, discount or allowances (other than normal rebates, discounts or allowances granted to customers).

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15.8    So far as the  Warrantors  are aware,  the Company  has not  supplied or agreed to supply defective or unsafe goods or goods which fail to comply with their terms of sale.

15.9 No goods in a state ready for supply by the Company, are so far as the Warrantors are aware, defective or unsafe or will fail to comply with terms of sale the same as terms of sale on which similar goods have previously been supplied by the Company.

15.10 The Company's level of stock is reasonable having regard to current and anticipated demand.

15.11 The work in progress of the Company is adequate to maintain cash flow and profitability at a level disclosed in the Latest Management Accounts.

16      TITLE DEEDS

16.1 All documents which in any way affect the right, title or interest of the Company in or to any of its property, undertakings or assets and all agreements to which the Company is a party are in the possession of the Company and are properly stamped (if applicable).

17      VENDORS' ARRANGEMENTS

17.1 There is no contract or arrangement between the Company and any Vendor or a director of the Company or any person connected with any Vendor or such director pursuant to which any indebtedness (actual or contingent) is outstanding.

17.2 No Vendor and, so far as the Warrantors are aware, no person connected with any Vendor has any interest, direct or indirect, in any business which competes or has competed with any business now carried on by the Company or intends to acquire any such interest.

17.3 No Vendor is entitled to any claim against the Company, any of its officers, employees, principal customers or suppliers and no Vendor has assigned to any third party the benefit of any claim to which he was previously entitled.

18      OFFICERS AND EMPLOYEES

18.1 Those persons named as such in the Disclosure Letter are the only directors of the Company and the secretary of the Company, respectively. The full terms of the contract of employment or other contract of engagement between the Company and any of its directors and the secretary of the Company are annexed to the Disclosure Letter together with details of any payment or benefits (whether or not legally binding on the Company) which is not included in the written terms of employment or engagement. The Company is not a party to any consultancy contract.

18.2 No person is or has been a shadow director (within the meaning of section 741 of the Act) of the Company.

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18.3    No person is employed by the Company or retained on a consultancy  basis nor has any person been so employed or retained since the date of incorporation of the Company and, so far as the Warrantors are aware, there is no commitment to do so.

19      PENSIONS

19.1 The Company has no legal or moral obligation to pay any pension, gratuity, superannuation allowance, death benefit, retirement gratuity or like benefit or make any other payment after disability, retirement or death or contribute to any life assurance, on behalf of the Company or for any director or any person who is now or has been an officer or employee of the Company or any predecessor in business (or the widow/widower or dependant of any such person) and is not a party to any scheme or arrangement having as its purpose the making of such payments or the provision of such benefits.

20      INSURANCES

20.1 All the assets of the Company which are of an insurable nature have at all material times been and are at the date of this Agreement insured in amounts reasonably regarded as adequate against each risk normally insured against by companies operating the type of business operated by the Company or owning property of a similar nature.

20.2    The  Disclosure  Letter  contains   particulars  of  all  insurance  and
        indemnity policies maintained by the Company and currently in force ("THE POLICIES"). In respect of all such Policies:

        20.2.1 all premiums have been duly paid to date and so far as the Warrantors are aware the Company has not done anything or omitted to do anything which is likely to result in a material increase in the premium payable under any such policy;

        20.2.2 no notice has been received by the Company that any Policy is not valid or enforceable or void or voidable and so far as the Warrantors are aware the Company has not done anything or omitted to do anything which might make any of the policies void or voidable or which might prejudice the ability to effect such insurance in the future;

        20.2.3 in the Warrantors' reasonable belief (without enquiry), there are no special or unusual terms or restrictions;

        20.2.4 no claim exceeding (pound)5,000 is outstanding and so far as the Warrantors are aware no facts or circumstances exist which may give rise to any such claim and no insurer has disputed or given an indication that it intends to refuse to meet any outstanding claim to any extent; and

        20.2.5 none of the Policies contain any provisions as to change of control or ownership of the insured.

20.3 No insurer has ever cancelled or refused to accept or continue any insurance in relation to the Company.

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21      COMPLIANCE WITH LAWS

21.1 The Company and (so far as the Warrantors are aware) each of its affiliates, sub-contractors, distributors and licensees has conducted its business and dealt with its assets in all material respects in accordance with all applicable laws and regulations.

21.2 The Company has not at any time received any notice or request for information from either the Data Protection Registrar or a data subject in relation to compliance with data protection legislation by the Company and has at all relevant times complied with the Data Protection Act 1998.

22      LITIGATION, CLAIMS AND INVESTIGATIONS

22.1 Neither the Company, nor any person for whose acts or defaults the Company may be vicariously liable, is engaged or has during the period since its incorporation been engaged, in any civil, criminal, arbitration, administrative, prosecution or other legal proceedings or in any other proceedings or hearings before any statutory or governmental body, department, board or agency in any jurisdiction and so far as the Warrantors are aware none is pending or threatened by or against the Company or such person. So far as the Warrantors are aware there are no facts or circumstances which may give rise to any civil, criminal, arbitration, administrative, prosecution or other legal proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency in any jurisdiction being commenced by or against the Company, or a person for whose acts or defaults the Company may be vicariously liable. Proceedings referred to in this paragraph 24.1 include, without limitation, proceedings in respect of death or injury to any person as a result of any product manufactured or supplied by the Company.

22.2 None of the officers of the Company is being prosecuted for any criminal offence, there are no such prosecutions pending or threatened and so far as the Warrantors are aware there are no facts or circumstances which may give rise to any such prosecution.

22.3 There is no outstanding judgment, order, decree, arbitral award or decision of a court, tribunal, arbitrator, governmental agency or other regulatory body in any jurisdiction against the Company or so far as the Warrantors are aware a person for whose acts or defaults the Company may be vicarious liable. The Company is not a party to any undertaking or assurance given to any court, tribunal, arbitrator, governmental agency or other regulatory body in any jurisdiction which is still in force. So far as the Warrantors are aware there are no facts or circumstances which in the reasonable opinion of the Warrantors are on the balance of probabilities likely to result in the Company becoming subject to any such order, judgment, decree, arbitral award or decision or being required to be a party to any such undertaking or assurance.

22.4 No notice has been received that there is or has been any investigation or enquiry of or disciplinary proceedings made against, the Company or any of its officers or employees, in any jurisdiction by any governmental or other body, and so far as the Warrantors are aware no such investigation, enquiry or

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        disciplinary  proceedings  are pending or threatened  and, so far as the
        Warrantors are aware there are no facts or circumstances which may give rise to such investigation, enquiry or proceedings.

23      GROUP COMPANIES

23.1 The Company has no and has never had any subsidiary undertakings and has never had any legal or beneficial interest in the shares of any body corporate and has not agreed to acquire any such shares.

23.2 The Company does not have a branch, agency or place of business or a permanent establishment (as that expression is defined in the relevant double taxation treaty) outside the United Kingdom.

24      POWERS OF ATTORNEY

24.1 The Company has not given a power of attorney or other authority (express, implied or ostensible) by which a person may enter into any contract, arrangement or obligation on its behalf (other than any authority to an executive director or an employee to enter into an agreement in the usual course of that person's duties).

25      COMMISSION

25.1 No person is entitled to receive from the Company any finder's fee, brokerage or other commission in connection with the acquisition of the Shares under this Agreement.

26      INSOLVENCY

26.1 No receiver or administrative receiver has been appointed of the whole or any part of the assets or undertaking of the Company.

26.2 No petition has been presented, order made or resolution passed for the winding-up of the Company or for the appointment of a provisional liquidator to the Company and no administration order has been made in relation to the Company and no petition for such an order has been presented.

26.3 No proposal has been made for a voluntary arrangement under section 1 Insolvency Act 1986 nor is in the contemplation of the Company. No compromise or arrangement has been proposed, agreed to or sanctioned under section 425 of the Act in respect of the Company.

26.4 The Company has not stopped payment to its creditors as they fall due nor is it insolvent or unable to pay its debts within the meaning of section 123 Insolvency Act 1986.

26.5 No unsatisfied judgement or court order is outstanding against the Company.

26.6 No distress, execution or other process has been levied on an asset of the Company.

26.7 No action is being taken by the Registrar of Companies to strike the Company off the register under section 652 of the Act.

26.8 The Company has not at any time during the two years before the date of this Agreement entered into a transaction with any person at an undervalue (as referred to in section 238(4) Insolvency Act 1986) or been given a preference by any person (as referred to in section 239(4) Insolvency Act 1986).

27      PROPERTIES

        The Company does not have any interest in or over any property, nor is there any agreement for sale or other disposal or commitment to dispose or grant any interest, lease, tenancy, licence or other right in or over any property. The Company has not at any time acquired, disposed of, had vested in it, guaranteed or entered into any other commitment in respect of any freehold or leasehold property.

28      ENVIRONMENTAL MATTERS

28.1    In this schedule the following words have the following meanings:

        "AUTHORISATION" means any authorisation, licence, consent, permit, registration, waiver, order, exemption, reporting or notice requirement, certificate of compliance and any other approval obtained or required under any Environmental Law necessary for the carrying on of the Business;

        "ENVIRONMENT" means air, groundwater, surface waters (including brooks, streams, canals, lakes, rivers, territorial and coastal waters), water in drains and sewers, land, soil and subsurface strata and all living organisms, ecosystems and man-made and natural structures to be found in, on or under each of the foregoing. Air includes the air within buildings, and the air within other natural or man-made structures above or below ground;

        "ENVIRONMENTAL LAW" means all European Community legislation, national and local statutes and other laws concerning Environmental Matters in force at the date of Completion, including the common law, rules, regulations, by-laws, codes of practice, circulars, statutory guidance, guidance notes and the like made thereunder; and judicial or administrative interpretation of each of the foregoing but only insofar as the same are legally binding;

        "ENVIRONMENTAL MATTERS" means all matters relating to human health or the Environment including discharges, emissions, releases, escapes, spills, leaks or leaching into, onto or under land, air or water; Waste; contamination; nuisance; noise; heat; vibration; the manufacture, processing, use, possession, handling, treatment, storage, labelling, recovery, recycling, transport and disposal of any Hazardous Substance; nature conservation and health and safety;

        "HAZARDOUS SUBSTANCE" means any natural or artificial substance (whether solid, liquid, gas, vapour, noise, electromagnetic radiation or ionising radiation, and whether alone or in combination with any other substance) that is capable of causing significant harm to people or that may have a significant adverse affect the Environment; and

        "WASTE" means industrial, commercial or domestic waste, radioactive waste, agricultural waste, mineral waste, decommissioned explosives and packaging waste including any Hazardous Substance or any substance that is classified as dangerous under Environmental Law.

28.2 The replies to written enquiries made by the Purchaser's Attorneys concerning any Environmental Matters have been given after making due and diligent enquiry and are true and accurate.

28.3    The  Company  has  not  entered  into  any  arrangement,   agreement  or
        understanding with any person relating to any potential or actual contamination or pollution of the Environment.

        CONTAMINATION

28.4 To the best of the Vendors knowledge no contamination or pollution of the Environment is or may be, attributable to the Company's acts or omissions.

28.5 The Company has not received any written request, written notification, notice or other written communication from any person relating to any potential or actual contamination or pollution of the Environment or its potential or actual remediation. The Vendors are not aware of any circumstances that may give rise to the receipt of any such request, notification, notice or other communication.

        AUTHORISATION AND COMPLIANCE

28.6 The Company has, and always has had, all Authorisations and is now and always has been in full compliance with the terms and conditions of any Authorisation.

28.7 The Vendors are not aware of any circumstance that would require the Company to incur any material capital expenditure to comply fully with the terms and conditions of any Authorisations that it currently holds or will be required to hold under current Environmental Laws, including but not limited to the Pollution Prevention and Control (England and Wales) Regulations 2000, as amended.

28.8 No Authorisation that the Company has or has had, has been modified, varied, suspended or revoked and no application by the Company for an Authorisation or a modification to or variation of an Authorisation has been refused.

28.9 The Company has not received any written request, written notification, notice or other written communication from any person that requires, refers to the possibility of or threatens, modification, variation, suspension or revocation of any Authorisation and the Vendors are not aware of any circumstance that might give rise to such modification, variation, suspension or revocation.

28.10   The  Company is in full  compliance  and so far as the Vendors are aware
        always  has  fully   complied,   in  all  material   respects  with  all
        Environmental Laws.

28.11 To the best of the Warrantors' knowledge neither the Company nor any of its directors or officers has received or, is likely to receive any formal written complaint or claim relating to any Environmental Matter from any person connected with or arising out of the Business.

28.12 Neither the Company nor any of its directors or officers has received or, to the best of the Warrantors' knowledge, is likely to receive any notice, order or other formal written communication from any person relating to any Environmental Matter connected with or arising out of the Business and no civil or criminal litigation is pending or, to the best of the Warrantors' knowledge, threatened against the Company or any current or former director or officer, of the Company which relates to or arises out of any Environmental Matter connected with or arising out of the Business.

        REPORTS

28.13 Copies of all environmental assessments, reports and audits commissioned by the Company and relating to the Business, and any property previously owned or occupied by the Company have been disclosed to the Purchaser and all reasonable steps to comply with the recommendations contained in such assessments, reports and audits have been implemented.

28.14 Copies of all written communications from the Medicine Control Agency, Health & Safety Executive, US Food & Drug Administration and other regulatory authorities, health and safety action plans, health and safety policies, health and safety risk assessment reports and similar documents have been disclosed to the Purchaser.

                                   SCHEDULE 4

                          Part 2 - The Representations
                          ----------------------------

1 The Company has not violated or breached and is not in default of any terms of the Penn Pharmion Agreement.

2 So far as the Warrantors are aware, Pharmion GmbH has not violated or breached, and is not in default of, any of the terms of the Penn Pharmion Agreement and to the best of, the Warrantors' knowledge there are no facts or circumstances likely to give rise to such a violation, breach or default.

3 The Company has not been notified by Pharmion GmbH of the termination, repudiation, rescission, avoidance or disclaimer of the Penn Pharmion Agreement by Pharmion and the Company has not terminated, repudiated, rescinded, avoided or disclaimed the Penn Pharmion Agreement, and so far as the Warrantors are aware, there are no grounds upon which the Penn Pharmion Agreement may be terminated, repudiated, rescinded, avoided or disclaimed by the Company or Pharmion.

4 So far as the Warrantors are aware, the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is a party will not result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, the Penn Pharmion Agreement or entitle Pharmion to any rights and privileges that it was not entitled to receive immediately before this Agreement and the other Transaction Documents were executed, or create any obligation on the part of the Company that it did not have immediately before this Agreement and the other Transaction Documents were executed, or give Pharmion any right of termination, amendment, acceleration or cancellation, or require the consent, approval or waiver of Pharmion.

                                   SCHEDULE 5

                              Part 1 - The Vendors
                              --------------------

---------------------- --------------------- ------------------- ---------------
          (1)                   (2)                 (3)                 (4)
         NAME                 ADDRESS/           NUMBER AND          RELEVANT
                         REGISTERED OFFICE     CLASS OF SHARES      PROPORTION
                                                CURRENTLY HELD
---------------------- --------------------- ------------------- ---------------
Ken Caldicott           Pontefelin House           14,000 B            2.8
                        New Inn                ordinary shares
                        Pontypool
                        Gwent  NP4 0NY
---------------------- --------------------- ------------------- ---------------
Steve Evans             Ry-mels Villa              10,000 B             2
                        Station Road           ordinary shares
                        Waunlwyd
                        Ebbw Vale
                        NP23 6TN
---------------------- --------------------- ------------------- ---------------
Christopher Higgins     Cluny                      14,000 B            2.8
                        Knaresborough Road     ordinary shares
                        Harrogate
                        HG3 3QQ
---------------------- --------------------- ------------------- ---------------
Jeremy Hyde             South Riding               10,000 B             2
                        Shoppenhangers Road    ordinary shares
                        Maidenhead
                        Berkshire SL6 2PZ
---------------------- --------------------- ------------------- ---------------
Roger Spencer Jones     c/o Battle House           25,000 B             5
and Ann Jones as the    Battle                 ordinary shares
trustees of The Roger   Brecon
Jones Interest in       Powys
Possession Trust        LD3 9RW

---------------------- --------------------- ------------------- ---------------
Craig Rennie            Renwood                    90,000 B            18
                        Ellwood Road           ordinary shares
                        Beaconsfield              198,971 B
                        Bucks HP9 1EN         preference shares
---------------------- --------------------- ------------------- ---------------
Peter Skellon           Hillberry                   5,000 B             1
                        Blaenavon Road         ordinary shares
                        Govilon
                        Near Abergavenny
                        Gwent  NP7 9NY
---------------------- --------------------- ------------------- ---------------
Glyn Tonge              Whitefriars                5,000 B              1
                        Hawley Road            ordinary shares
                        Hawley
                        Surrey  GU17 9EL
---------------------- --------------------- ------------------- ---------------
Bryn Williams           15 Windsor House          18,667 B           3.7334
                        Castle Court           ordinary shares
                        Westgate Street
                        Cardiff  CF10 1DG
---------------------- --------------------- ------------------- ---------------

---------------------- --------------------- ------------------- ---------------
Keren Winmill           Ivy Cottage               14,000 B             2.8
                        Llanfrynach            ordinary shares
                        Brecon
                        Powys  LD3 7AJ
---------------------- --------------------- ------------------- ---------------
David Henderson         10 Jasmine Close           11,833 B          2.3666
                        Worcester              ordinary shares
                        Worcestershire
                        WR5 3LU
---------------------- --------------------- ------------------- ---------------
Paul Thomas             49 Coed Camlas              7,500 B            1.5
                        New Inn                ordinary shares
                        Pontypool
                        Gwent
                        NP4 8RP
---------------------- --------------------- ------------------- ---------------
Barrington House        One South Place           275,000 A            55
Nominees Limited        London                 ordinary shares
Customers B             EC2M 2GT                 2,739,500 A
                                              preference shares
---------------------- --------------------- ------------------- ---------------
Total                   ___________               275,000 A           100
                                               ordinary shares
                                                  225,000 B
                                               ordinary shares
                                                 2,739,500 A
                                              preference shares
                                                  198,971 B
                                              preference shares
---------------------- --------------------- ------------------- ---------------

                             Part 2 - The Warrantors
                             -----------------------

--------------------------------------- ----------------------------------------
Ken Caldicott                           Pontefelin House
                                        New Inn
                                        Pontypool
                                        Gwent  NP4 0NY
--------------------------------------- ----------------------------------------
Steve Evans                             Ry-mels Villa
                                        Station Road
                                        Waunlwyd
                                        Ebbw Vale
                                        NP23 6TN
--------------------------------------- ----------------------------------------
Christopher Higgins                     Cluny
                                        Knaresborough Road
                                        Harrogate
                                        HG3 3QQ
--------------------------------------- ----------------------------------------
Jeremy Hyde                             South Riding
                                        Shoppenhangers Road
                                        Maidenhead
                                        Berkshire SL6 2PZ
--------------------------------------- ----------------------------------------
Roger Spencer Jones and                 Battle House
Ann Jones                               Battle
                                        Brecon
                                        Powys  LD3 9RW
--------------------------------------- ----------------------------------------
Craig Rennie                            Renwood
                                        Ellwood Road
                                        Beaconsfield
                                        Bucks  HP9 1EN
--------------------------------------- ----------------------------------------
Peter Skellon                           Hillberry
                                        Blaenavon Road
                                        Govilon
                                        Near Abergavenny
                                        Gwent  NP7 9NY
--------------------------------------- ----------------------------------------
Glyn Tonge                              Whitefriars
                                        Hawley Road
                                        Hawley
                                        Surrey  GU17 9EL
--------------------------------------- ----------------------------------------
Bryn Williams                           15 Windsor House
                                        Castle Court
                                        Westgate Street
                                        Cardiff  CF10 1DG
--------------------------------------- ----------------------------------------
Keren Winmill                           Ivy Cottage
                                        Llanfrynach
                                        Brecon
                                        Powys  LD3 7AJ
--------------------------------------- ----------------------------------------
David Henderson                         10 Jasmine Close
                                        Worcester
                                        Worcestershire
                                        WR5 3LU
--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------
Paul Thomas                             49 Coed Camlas
                                        New Inn
                                        Pontypool
                                        Gwent NP4 8RP
--------------------------------------- ----------------------------------------

                                   SCHEDULE 6

                             The Completion Accounts
                             -----------------------

1 The first draft of the Completion Accounts shall be prepared by Penn and the Company at the direction of the Vendors' Representatives on behalf of the Vendors as soon as reasonably practicable and in any event within 15 Business Days of Completion. The Purchaser shall ensure that the Vendors Representatives and the Vendors' Accountants are allowed all reasonable access to all relevant information, personnel and records of, or under the control of, the Company solely for that purpose and the Vendors shall not be in breach of their obligations pursuant to this Schedule to the extent the Purchaser fails to ensure the same.

2 The Purchaser's Accountants shall, on the Completion Date, carry out a full physical stock-take in respect of the stock of the Company as at the Completion Date.

3       The Vendors shall instruct:

        3.1 the Vendors' Accountants to audit the profit and loss account and the Closing Balance Sheet (which form part of the Completion Accounts) as soon as practicable thereafter (and in any event within 15 Business Days of the provision of first draft of the Completion Accounts pursuant to paragraph 1); and

        3.2 no later than 5 Business Days after completion of such audit the Vendors' Representatives to prepare a statement ("THE STATEMENT") setting out, in their opinion, the Closing Net Financial Position, the Closing Debt and the Purchase Price and deliver a copy of the Statement and the Completion Accounts to the Purchaser and the Purchaser's Solicitors as soon as practicable thereafter.

4       The Completion Accounts shall be prepared:

        4.1 in accordance with bases, policies, principles and procedures consistent with those employed in the worked example set out in annexure 1 to this Agreement; and

        4.2 in the event that bases, policies, principles, practices and procedures set out in annexure 1 to this Agreement do not specify the treatment to be applied in relation to a particular item, then in accordance with appropriate accounting bases, policies, principles, practices and procedures generally accepted in the United Kingdom.

5 The Purchaser shall review the Statement and the Completion Accounts following delivery of the same by the Vendors' Representatives pursuant to paragraph 3 and shall, within 20 Business Days of such delivery, deliver to the Vendors' Representatives a letter ("THE LETTER") specifying any disputes or differences they may have in connection with the Statement or the Completion Accounts, failing which (or if the Purchaser confirms in writing to the Vendors'

        Representatives that it proposes no adjustments to the Statement or Completion Accounts) the Statement and the Completion Accounts shall be final and binding.

6 The Vendors shall ensure that the Purchaser and the Purchaser's Accountants are allowed all reasonable access to all relevant information, personnel and records (including (provided the Purchaser and the Purchaser's Accountants agree to such terms in connection therewith as the Vendors' Accountants may reasonably require) all access to the working papers of the Vendors' Accountants relating to the preparation of the profit and loss account and the Closing Balance Sheet (which form part of the Completion Accounts) and relating to the preparation of the Statement and (to the extent required) all relevant information, personnel and records of, or under the control of Penn or any member of Penn Group) for the purposes of their review of the Statement.

7 The Vendors jointly on the one part and the Purchaser on the other shall each use their reasonable endeavours to resolve any disputes or differences that may be specified in the Letter in connection with the Statement or any matter stated in it within 15 Business Days following the delivery of the Letter. If the Vendors and the Purchaser agree on the adjustments to be made to the Statement and/or the Completion Accounts they shall jointly incorporate such adjustments into the
        Statement and the Completion Accounts and the Statement and the Completion Accounts shall be final and binding. Failing resolution of the same within such period (or longer period as the Purchaser and the Vendors' Representatives may agree in writing) any such disputes or differences shall forthwith be referred to the decision of the Independent Accountant and so that:

        7.1 the Independent Accountant shall act as an expert and not as an arbitrator in connection with the giving of a determination;

        7.2 each determination of the Independent Accountant shall be final and binding on the Parties (save in the case of manifest error) and shall be notified to the Parties by means of a written determination of the Independent Accountant; and

        7.3 the Statement and the Completion Accounts as so determined by the Independent Accountant shall be final and binding.

8 In the event that an Independent Accountant is so appointed, the Vendors jointly on the one part and the Purchaser on the other, shall be entitled to make such written submissions to the Independent Accountant as they shall respectively think fit during such period for making such submissions as the Independent Accountant shall determine (but which period shall be no longer than 10 Business Days from appointment of the Independent Accountant).

9 Each of the Vendors and the Purchaser will promptly provide to the Independent Accountant all such information and documentation as the Independent Accountant may reasonably require.

10 The Independent Accountant shall have the right to such professional assistance and advice as the Independent Accountant may reasonably require.

11 The fees and expenses of the Independent Accountant and other professional fees incurred by the Independent Accountant shall be apportioned between the Vendors on the one part and the Purchaser on the other, as the Independent Accountant shall see fit in his determination.

                                   SCHEDULE 7

                 Provisions for the protection of the Warrantors
                 -----------------------------------------------

1       INTERPRETATION

1.1     In this schedule 7, unless the context otherwise requires:

        "EXPENSES"   means  all  reasonable   third  party  costs  and  expenses
        (including legal expenses); and

        "WARRANTY CLAIMS" means all and any claims against the Warrantors (or any of them) under any of the Warranties, or the Representations including any claim for breach of contract, misrepresentation resulting from any breach of the Warranties or the Representations, save that in paragraphs 5.1.2, 6.2, 7.1, 8, 9 and 13 "WARRANTY CLAIM" shall not include any claim under the Tax Warranties (to which schedule 3 shall apply).

2       MAXIMUM LIABILITY

2.1 The maximum liability of the Warrantors in respect of all Warranty Claims and claims under the Tax Covenant shall not exceed the aggregate of the Purchase Price, the Penn Group Indebtedness and the RBS Indebtedness remaining on Completion (in accordance with the terms of this Agreement) (such aggregate being the "AGGREGATE AMOUNT") multiplied by the aggregate of the Relevant Proportions attributable to the Warrantors.

3       LIABILITY OF EACH WARRANTOR

3.1 The maximum liability of each Warrantor in respect of all Warranty Claims and claims under the Tax Covenant shall not exceed his Relevant Proportion of the Aggregate Amount.

4       SMALL CLAIMS AND THRESHOLD

4.1     Notwithstanding any other provision of this Agreement:

        4.1.1 no Warranty Claim or claim under the Tax Covenant shall be brought if the loss sustained in respect of which such a claim may properly be brought would otherwise be less than the Individual Threshold; and

        4.1.2 subject to paragraph 4.1.1, no Warranty Claim or claim under the Tax Covenant shall be brought unless the loss sustained in respect of such claim (when aggregated with any other Warranty Claims and claims under the Tax Covenant) exceeds the Aggregate Threshold in which case the Purchaser shall be able to claim for the full amount of such Warranty Claim or claim under the Tax Covenant.

5       TIME LIMITS

5.1 No Warranty Claim or claim under the Tax Covenant shall be brought against any of the Warrantors unless:

        5.1.1 notice in writing of such claim (specifying in reasonable detail the nature of the breach, or matter giving rise to such claim, and so far as is practicable the amount claimed in respect of
                it) has been given to each Warrantor by the Purchaser by not later than:

                (a) the date that falls 7 years after the Completion Date in respect of any Warranty Claim under the Tax Warranties or any claim under the Tax Covenant; and

                (b) the date that falls 2 years after the Completion Date in respect of any other Warranty Claim; and

        5.1.2 proceedings in respect of such Warranty Claim shall have been both issued and served on any Warrantor(s) not later than 6 months after the relevant date specified in paragraph 5.1.1 (or, if later, the first date upon which the Purchaser is permitted to take steps to recover against the Warrantors pursuant to paragraph 8.1 in this Schedule 8).

6       GENERAL LIMITATIONS

6.1 The Warrantors shall not have any liability in respect of any Warranty Claim and accordingly no Warranty Claim may be brought if and to the extent that:

        6.1.1 the Warranty Claim arises wholly or partly out of or in connection with any fact, matter or circumstance fairly disclosed in the Disclosure Letter or in the schedules to this Agreement;

        6.1.2   save in relation to the  Warranties  in  paragraph  27 and 28 of
                Schedule 4, the Warranty Claim arises in relation to or out of any Environmental matters or the Property or the ownership, occupation or use of the Property or any other property at that time;

        6.1.3 save in relation to the Warranties in paragraph 14 of Schedule 4, the Warranty Claim arises in relation to or out of the Intellectual Property or the ownership, occupation or use of the Intellectual Property or any other intellectual property at that time.

6.2 The Warrantors shall not have any liability in respect of any Warranty Claim and accordingly no Warranty Claim may be brought if and to the extent that one or more of the following provisions apply:

        6.2.1 the Purchaser or any other member of the Purchaser's Group successfully recovers an amount against any loss or damage under the terms of any insurance policy for the time being in force (or could have so recovered under the policies of insurance of the Company in force at Completion had they been maintained in force for the benefit of the Company and/or the Purchaser) in each case in respect of the matter giving rise to the Warranty Claim;

        6.2.2 the Warranty Claim arises wholly or partly out of or in connection with:

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                (a)     any matter  provided  for or  contemplated  in each case
                        (specifically and expressly) by the terms of this Agreement or any other Transaction Document;

                (b) any voluntary act, omission, transaction or arrangement of the Purchaser or the Purchaser's Group at any time or of the Company after Completion or any of their respective officers, agents or successors in title (to the extent only that the Purchaser was aware that such change would give rise to a Warranty Claim);

                (c) any matter specifically provided for in the Latest Accounts or any previous accounts of the Company;

                (d) any matter taken into account in the determination of the Purchase Price or the preparation of the Completion Accounts in each case in accordance with the provisions of this Agreement;

                (e)     any asset acquired by the Company after Completion;

                (f)     the   disposal   by  the  Company  of  any  asset  after
                        Completion;

                (g) the passing of a resolution for the winding up of the Company after Completion;

                (h) any change in the nature of the business of the Company (or in the manner of conducting it) after Completion (to the extent only that the Purchaser was aware that such change would give rise to a Warranty Claim);

                (i) any statutory provision not in force at the date of Completion or any change in any statutory provision after the date of Completion or any decision of the Courts after the date of this Completion altering the accepted interpretation of any statutory provision;

                (j) any departure from the format, matter, bases, priorities and principles used in the preparation of the audited accounts of the Company after Completion; or

                (k) any change on or after Completion of the accounting reference date of the Company;

        6.2.3 the Warranty Claim arises in connection with any matter or thing done or omitted prior to Completion by the Company at the written request of or with the prior written approval of any member of the Purchaser's Group or their representatives or professional advisers;

        6.2.4 the loss or liability to which such Warranty Claim relates has been or is made good or otherwise compensated for at no expense to the Company, the Purchaser or any member of the Purchaser Group; or

        6.2.6 the loss or liability suffered or incurred by the Purchaser to which the Warranty Claim relates is contingent, future or unascertainable and no Warranty Claim may be brought in respect of such loss or liability until such time as the Purchaser shall have actually suffered the loss or incurred the liability in question.

7       SUBSEQUENT RECOVERY FROM THIRD PARTY

7.1 The Purchaser shall reimburse to each Warrantor forthwith an amount equal to any sum paid by him in respect of any Warranty Claim which is subsequently recovered by or paid to the Purchaser or any other member of the Purchaser's Group by any other person in respect of the matter giving rise to the Claim (less any Expenses incurred in making such recovery and any Taxation thereon (if any)).

7.2     Any amount paid by the Purchaser  pursuant to  paragraphs  4.3 or 7.1 or
        Part 1 of schedule 3 shall be taken into account, with retrospective effect, in ascertaining whether the amounts in paragraph 4.1 above are exceeded. Any amount previously paid by the Warrantors in respect of any Warranty Claim which would not otherwise have been payable as a consequence of this paragraph 7.2 shall be repaid immediately.

8       CLAIMS AGAINST THIRD PARTY

8.1 Where the Purchaser or any other member of the Purchaser's Group may be entitled (whether by reason of insurance or payment discount or otherwise) to recover from some other person any sum in respect of any damage or liability the subject of a Warranty Claim, the Purchaser shall first take steps or procure that the relevant member of the Purchaser's Group takes steps (including the commencement and prosecution of proceedings in circumstances where the Warrantors reasonably consider that there is a reasonable chance of recovery) to enforce such recovery before taking steps (other than notice pursuant to paragraph 5.1.1) against the Warrantors in respect of such Warranty Claim.

8.2 Whether before or after the Warrantors have made payment in respect of any Warranty Claim, the Purchaser shall, if so required by the Warrantors, and, subject to payment of any Expenses by the Warrantors, take, or (as the case may require) procure that the relevant member of the Purchaser's Group (and the Purchaser's officers or the officers of the relevant member of the Purchaser's Group as applicable) take, all steps (whether by way of a claim against its insurers or otherwise) in relation to such Warranty Claim as the Warrantors may reasonably require to enforce such recovery and shall keep the Warrantors informed to their reasonable satisfaction of the progress of any action taken. Thereafter any Warranty Claim shall be limited (in addition to the limitations on the liability of the Warrantors referred to in this schedule 7) to the amount by which the loss or damage suffered by the Purchaser as a result of such breach shall exceed the amount (if any) so recovered.

9       CLAIMS BY THIRD PARTY

9.1 If grounds for any Warranty Claim arise as a result of, or in connection with, a claim by, or alleged liability to, a third party (a "THIRD PARTY CLAIM"), the Third Party Claim shall not be compromised or settled without the prior written consent of the Warrantors and the Purchaser, such consent not to be unreasonably withheld or delayed. If requested promptly in writing by the Warrantors and, subject to the Purchaser being indemnified to its reasonable satisfaction by the Warrantors against all associated Expenses, the Purchaser shall:

        9.1 take, and shall procure that each member of the Purchaser's Group (and the Purchaser's officers or the officers of the relevant member of the Purchaser's Group, as applicable) take, all such action as the Warrantors may reasonably request to avoid, dispute, resist, appeal or compromise the Third Party Claim; and

        9.2 make available, and procure that each member of the Purchaser's Group (and the Purchasers officers or the officers of the relevant member of the Purchaser's Group, as applicable) shall make available, to the Warrantors on request all information and reasonable assistance which is relevant for that purpose. The
                Warrantors shall not use or disclose any such information for any other purpose.

10      DUTY TO MITIGATE

10.1 Nothing in this Agreement shall be deemed to relieve the Purchaser from its common law duty to mitigate its loss.

11      NO DOUBLE CLAIM

11.1 Neither the Purchaser nor any member of the Purchaser's Group shall be entitled to recover damages or any other amount in respect of any Warranty Claim or any claim under the Tax Covenant or otherwise obtain reimbursement or restitution more than once in respect of the same matter, loss or liability and for this purpose any payment by the Warrantors under the Tax Covenant shall be deemed to satisfy any Warranty Claim in respect of the same loss or liability and VICE VERSA.

12      RESCISSION

12.1 No breach of any of the Warranties or the Representations or any other provision of this Agreement shall entitle the Purchaser to rescind this Agreement after Completion.

12.2 The provisions of this schedule 8 shall remain in full force and be fully applicable all circumstances and, in particular, shall not be discharged by any breach of this Agreement of any nature or by any determination or rescission by the Purchaser of the whole or any part of this Agreement.

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


13      RELIEFS

13.1 No Warranty Claim shall extend to any part of any loss or damage suffered by the Purchaser or the Company to the extent that such part shall be used or shall be capable of being used by the Purchaser or the Company or any present or future subsidiaries of either of them to offset in whole or in part any past, present or future liability for Tax

14      APPLICATION TO THIRD PARTIES

14.1 Any third party which is entitled under the terms of this Agreement to claim against the Warrantors or any of them shall be subject to the provisions of this schedule 7 as if it were the Purchaser.

15      LIABILITY OF TRUSTEES

15.1 The aggregate liabilities of Roger Spencer Jones and Ann Jones under this Agreement as trustees of the Roger Jones Interest in Possession Trust shall not exceed an amount equal to the value for the time being of the net assets of the Roger Jones Interest in Possession Trust held by them.

15.2 For the purpose of this paragraph 15, the net assets of the Roger Jones Interest in Possession Trust shall be the immediately realisable value in pounds sterling of the assets less any liability (actual or contingent) in respect of Tax and professional fees and expenses.

16      NO CLAIMS BY THE COMPANY

16.1 The Purchaser undertakes to each Warrantor that neither it nor Celgene has actual knowledge of any fact, matter or circumstance which it is actually aware would constitute a breach of Warranty and/or would give rise to a claim under the Tax Covenant and in respect of which the Purchaser intends after the date hereof to make a claim.

17      REDUCTION IN CONSIDERATION

17.1 Any payment in respect of any Warranty Claim or claim under the Tax Covenant shall take effect as an adjustment to the Purchase Price.

18      FRAUD

18.1    Nothing in this schedule 7 shall  operate to limit or exclude  liability
        of  any  person  for  fraud,   wilful   non-disclosure   or   fraudulent
        misrepresentation.

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


                                   SCHEDULE 8

                    Rights of First Refusal and Last Refusal
                    ----------------------------------------

1 The provisions of this schedule 8 shall only apply in the event of a Relevant Transaction and not otherwise and shall following a CR Disposal terminate and be of no further effect in relation to Craig Rennie and shall following an LI Disposal terminate and be of no further effect in relation to the Lead Investor and shall following an Asset Sale terminate and be of no further effect.

2 Subject to the provisions of paragraph 1 of this schedule 8 (which shall for the avoidance of doubt prevail), in the event that any person wishes to effect a Relevant Transaction then:

        2.1 if the Relevant Transaction results from an Unsolicited Offer being received from a Third Party, the provisions of paragraphs 6 to 11 inclusive of this schedule 8 shall apply; or

        2.2 if the Relevant Transaction does not result from such an Unsolicited Offer, then the board of directors of Penn (the "PENN BOARD") shall serve on the Purchaser a transfer notice in respect of the Offered Shares or Offered Assets, as the case may be, in accordance with paragraph 3 of this schedule 8 (a "TRANSFER NOTICE").

3       A Transfer  Notice served by the Penn Board in accordance with paragraph
        2.2 above shall:

        3.1 state the number of Offered Shares or, in the case of an Asset Sale, describe in reasonable detail the Offered Assets;

        3.2 (to the extent possible without breaching the terms of any confidentiality agreement to which Penn, any member of the Penn Group or any shareholder of Penn is party) state the full name and address of the proposed offeree (if any);

        3.3 state the terms (including as to price, type of consideration and any restrictions on the receipt of cash (or its equivalent) consideration, if any) upon which the Offeror wishes to effect the Relevant Transaction or, if an offer has been received which, if accepted, would result in a Relevant Transaction, the terms of such offer (the "OFFER TERMS"); and

        3.4 invite the Purchaser to make an offer to acquire all of the Offered Shares or Offered Assets, as the case may be, upon terms that are no less favourable than the Offer Terms within 14 days of the date of the Transfer Notice (the "FIRST REFUSAL PERIOD").

4 If, within the First Refusal Period, the Purchaser makes no response to the Transfer Notice or confirms that it does not wish to make an offer for the Offered Shares or Offered Assets, as the case may be, on the Offer Terms at that time or makes an offer for the Offered Shares or Offered Assets on terms that are less favourable than the Offer Terms, then the Penn Board may offer for sale and transfer the Offered Shares or Offered Assets at any time within the next six months to a third party purchaser on any terms (including as to price) provided that these are no less favourable than the Offer Terms. If no third party offer for the Offered Shares or Offered Assets is received within the said six month period, then the provisions of paragraph 2 shall apply.

5 If, within the First Refusal Period, the Purchaser makes an offer for the Offered Shares or Offered Assets, as the case may be, on terms which, taken as a whole (including as to price, type of consideration and any restrictions on the receipt of cash (or its equivalent) consideration), are no less favourable than the Offer Terms (the "FIRST REFUSAL OFFER"), then the Offeror shall accept the First Refusal Offer and the provisions of paragraph 11 shall apply.

6 If an Unsolicited Offer is received by an Offferor from a third party purchaser (the "THIRD PARTY PURCHASER") which the Offeror is minded to accept, then the Offeror shall, prior to completion of the Relevant Transaction, serve on the Purchaser a notice in writing of the Third Party Purchaser's offer (the "THIRD PARTY OFFER NOTICE").

7       The Third Party Offer Notice shall:

        7.1 state the number of Offered Shares or, in the case of an Asset Sale, describe in reasonable detail the Offered Assets;

        7.2 (to the extent possible without breaching the terms of any confidentiality agreement to which Penn, any member of the Penn Group or any shareholder of Penn is party) state the full name and address of the Third Party Purchaser; and

        7.3 invite the Purchaser to make an offer to acquire all of the Offered Shares or Offered Assets, as the case may be, within 14 days of the date of receipt by the Purchaser of the confidentiality undertaking referred to in paragraph 8 below or, if the Purchaser does not enter into such a confidentiality undertaking, within 14 days of the date of the Third Party Offer Notice (the "LAST REFUSAL PERIOD").

8 Craig Rennie shall procure, or shall procure that Penn shall procure, that a confidentiality undertaking executed by the Third Party Purchaser in a form that is in all material respects no more onerous than that agreed between the Offeror and the Third Party Purchaser and which expressly permits the Offeror to disclose the terms (including as to price, type of consideration and any restrictions on the receipt of cash (or its equivalent) consideration, if any) of the Unsolicited Offer (the "THIRD PARTY OFFER TERMS") is delivered to the Purchaser as soon as practicable following delivery of the Third Party Offer Notice. Within 24 hours of the Purchaser executing such confidentiality undertaking, the Offeror shall notify the Purchaser of the terms (including as to price, type of consideration and any restrictions on the receipt of cash (or its equivalent) consideration, if any) of the Unsolicited Offer (the "THIRD PARTY OFFER TERMS").

9 If, within the Last Refusal Period, the Purchaser makes no response to the Third Party Offer Notice or confirms that it does not wish to make an offer for the Offered Shares or Offered Assets, as the case may be, at that time or makes an offer for the

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


        Offered Shares or Offered Assets on terms that are less favourable than the Third Party Offer Terms, then the Offeror may offer for sale and transfer the Offered Shares or Offered Assets at any time within the next six months to the Third Party Purchaser on terms including as to price that in all material respects are no less favourable than the Third Party Offer Terms.

10 If, within the Last Refusal Period, the Purchaser makes an offer for the Offered Shares or Offered Assets, as the case may be, on terms which, taken as a whole (including as to price, type of consideration and any restrictions on the receipt of cash (or its equivalent) consideration), are no less favourable than the Third Party Offer Terms (the "LAST REFUSAL OFFER"), then the Offeror shall accept the Last Refusal Offer and the provisions of paragraph 11 shall apply.

11 If the Offeror notifies the Purchaser that it accepts either the First Refusal Offer or the Last Refusal Offer (as the case may be), then the Offeror shall be bound to sell and the Purchaser shall be bound to purchase all of the Offered Shares or Offered Assets, as the case may be, within 14 days of the date of the notice of acceptance (or such longer period as the Offeror and the Purchaser shall agree in writing). Between the date of the notice of acceptance and the expiry of the 14 day period, the Offeror shall permit the Purchase to undertake a reasonable due diligence exercise and the Purchaser and the Offeror shall negotiate in good faith to agree the terms of the transaction including, without limitation, the extent of the warranties and indemnities to be given by the Offeror; provided always that: (a) in no circumstances shall either the Lead Investor of its Permitted Transferees be required to give any warranties or indemnities (other than warranties in relation to title to shares and capacity) and (b) in no circumstances shall the Offeror be required to give any warranties or accept any liability to the extent that the same is greater than that required by the Third Party Purchaser. The Purchaser shall be responsible for payment of any stamp duties on any sale of Offered
        Shares to it pursuant to this schedule 8. If the terms of the transaction are not agreed within such 14 day period referred to above (or such longer period as the Offeror and the Purchaser shall agree in writing), then the provisions of clause 4 or 9 shall apply as if the Purchaser had made no response to the Transfer Notice or Third Party Offer Notice (whichever is applicable).

12 If the Articles are amended or replaced and at the relevant time it is possible under the terms of this schedule that one or more Relevant Transactions could take place, the Vendors shall procure that the amended or replacement Articles include provisions on the same, or substantially the same, terms as those set out at Article 6.6 of the Articles.

13 The Vendors shall use their reasonable endeavours to ensure that any confidentiality agreement entered into by Penn, any member of the Penn Group or any shareholder of Penn does not operate to prevent the full name and address of any Third Party Purchaser being disclosed to the Purchaser in accordance with paragraphs 3.2 and 7.2.

14      In this Schedule, unless the context otherwise requires:

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


        "ARTICLES" means the articles of association of Penn at the date hereof, a copy of which is annexed hereto;

        "ASSET SALE" means any transaction which results in all or substantially all of the assets, business and undertaking of Penn Pharmaceutical Services Limited being transferred to a Third Party;

        "CONTROL" means the power to exercise a majority of the voting rights at general meeting of Penn, whether through the ownership of the legal and/or beneficial interest in a majority of the issued shares in the capital of Penn or by contract or otherwise;

        "CR DISPOSAL" means any transaction pursuant to which Craig Rennie transfers to any person other than a Permitted Transferee the legal or beneficial interest in some or all of his shares in Penn and as a result of which Craig Rennie ceases to control Penn or, if Craig Rennie does not control Penn immediately prior to such transaction, following which he does not obtain control of Penn;

        "CR OFFERED SHARES" means either (a) those shares in Penn held by Craig Rennie or his Permitted Transferees that are the subject of the Relevant Transaction or (b) if those shares would not, when acquired by the Purchaser, allow the Purchaser to exercise a majority of the voting rights in general meeting of Penn, all of the shares in Penn held by Craig Rennie or his Permitted Transferees or, if less, such number of shares in Penn held by Craig Rennie or his Permitted Transferees as would allow the Purchaser to exercise such a majority;

        "LI DISPOSAL" means any transaction which results in the Lead Investor transferring to any person or persons other than Craig Rennie or its Permitted Transferee the legal and/or beneficial interest in some or all of its shares in Penn where any such person or persons would acquire the same or similar rights and privileges in relation to Penn as were held by the Lead Investor at the date of Completion;

        "OFFERED ASSETS" means the assets, business or undertaking to be transferred pursuant to an Asset Sale;

        "OFFERED SHARES" means (a) where the Relevant Transaction is a CR Disposal, the CR Offered Shares, (b) where the Relevant Transaction is an LI Disposal, those shares in Penn held by the Lead Investor or its Permitted Transferees that are the subject of the Relevant Transaction, and (c) where the Relevant Transaction is both a CR Disposal and an LI Disposal, the CR Offered Shares and those shares in Penn held by the Lead Investor or its Permitted Transferees that are the subject of the Relevant Transaction;

        "OFFEROR" means (a) where the Relevant Transaction is a CR Disposal, Craig Rennie or his Permitted Transferees, (b) where the Relevant Transaction is an LI Disposal, the Lead Investor or its Permitted Transferees, and (c) where the Relevant Transaction is an Asset Sale, Penn or (d) where the Relevant Transaction is both a CR Disposal and an LI Disposal, Craig Rennie and the Lead Investor or their respective Permitted Transferees;

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


        "PENN" includes the ultimate holding company of Penn;

        "PERMITTED TRANSFEREES" means any person to whom a permitted transfer could be made in accordance with Article 6.2 of the Articles;

        "RELEVANT TRANSACTION" means a CR Disposal, an LI Disposal or an Asset Sale;

        "THIRD PARTY" means any person that is not a Permitted Transferee; and

        "UNSOLICITED OFFER" means an offer (whether legally binding or not) which, if accepted, would result in a Relevant Transaction and which has not been solicited by any shareholder or officer of Penn or any adviser to Penn or which does not result in any way from any kind of marketing of, or offer to sell, any of the shares, assets or control rights of Penn in respect of which the offer is received.

                                   SCHEDULE 9

                                Celgene Guarantee
                                -----------------


1 In consideration of the Vendors entering into this Agreement with the Purchaser, Celgene hereby irrevocably and unconditionally:

        1.1 undertakes and guarantees the due and punctual performance and observance by the Purchaser of each obligation of the Purchaser under this Agreement; and

        1.2 undertakes to the Vendor on demand to pay to the Vendor any sum which the Purchaser is at any time liable to pay to the Vendor under or arising out of this Agreement and which is not paid at the time of the demand.

2 Celgene's obligations under paragraph 1 are primary obligations and not those of a mere surety. If an obligation of the Purchaser is void, voidable or unenforceable for any reason, Celgene's obligation under this Schedule are unaffected and Celgene shall perform the Purchaser's obligations as if it were primarily liable for the performance.

3 The guarantee contained in paragraph 1 is a continuing guarantee and shall remain in force until all the obligations of the Purchaser under this Agreement have been fully performed and all sums payable by the Purchaser have been fully paid.

4 The obligations of Celgene shall not be satisfied, discharged or affected by any act, omission, matter or thing which, but for this provision, might operate to diminish or discharge the liability of Celgene from its obligations or provide a defence to it or otherwise affect its obligations whether or not known to Celgene including:

        4.1 any time or other indulgence, waiver, release or consent at any time given to the Purchaser or any other person in relation to the terms of this Agreement;

        4.2 any compromise or release of or abstention from perfecting or enforcing any right or remedy against the Purchaser or any other person;

        4.3     any   legal   limitation,   disability,   incapacity   or  other
                circumstance relating to the Purchaser or any other person or any amendment to or variation of the terms of this Agreement or any other document referred to in this Agreement whether the same is made with or without the assent or knowledge of Celgene;

        4.4 any irregularity, illegality, unenforceability or invalidity of any obligations of the Purchaser under this Agreement or the winding-up, the dissolution, amalgamation, reconstruction, other change in the constitution or control of or the compounding with or accepting composition from or insolvency of the Purchaser;

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


        4.5 any intermediate payment or settlement of account by the Purchaser; and

        4.6 any variation, renewal, termination or discharge of a party to other securities or guarantees held by the Vendors or any realisation of all or any of those securities or guarantees.

5 The guarantee contained in paragraph 1 may be enforced by the Vendors without the Vendors first taking any steps or proceedings against the Purchaser.

6 All payments to be made by Celgene shall be made in full, without set-off or counterclaim and without any deduction whatsoever except to the extent required by law.

7 So long as the Purchaser is under an actual or contingent obligation under this Agreement, Celgene shall not exercise any right it may at any time have by reason of the performance of its obligations under paragraphs 1, 2 and 3, to take the benefit (wholly or partly and by way of subrogation or otherwise) of any of the Vendors rights under this Agreement or of any other security taken by the Vendors in connection with this Agreement.

                                  SCHEDULE 10

                        Trustees Covenants and Warranties
                        ---------------------------------

1       COVENANTS

        As trustees of the Roger Jones Interest in Possession Trust, each of Roger Spencer Jones and Ann Jones (the "TRUSTEES") covenants to and undertakes with the Purchaser that in relation to Trust and during the period commencing on the date of Completion and ending on the seventh anniversary of the date of Completion:

        (a) he will neither resign nor retire as a Trustee of the Trust nor exercise any right or power to appoint any additional or new trustee of the Trust (the "NEW TRUSTEE") without notifying the Purchaser accordingly and without procuring that any New Trustee shall as a condition precedent to such appointment execute and deliver to the Purchaser a deed of adherence in the agreed terms and on the entering into, completion, and delivery to the Purchaser of such a deed by the New Trustee the retiring or resigning Trustee shall (except in relation to any claim notice of which has previously been given) thereupon be discharged from all or any liability under this Agreement;

        (b) he will not distribute any Trust capital from the sole control of him and his fellow trustees without first notifying the Purchaser and procuring that any beneficiary or transferee of such a distribution shall as a condition precedent to such a distribution execute and deliver to the Purchaser a deed to indemnify the Purchaser (in a form reasonably satisfactory to the Purchaser) from and against all liabilities in respect of which the Trustees are liable to the Purchaser under the terms of this Agreement to a maximum amount of the amount or value of the assets comprised in the distribution at the date thereof (the "DISTRIBUTION VALUE");

        (c) he will not without the written consent of the Purchaser make any distribution, loan or transfer out of the assets subject to the Trust at any time after notice shall have been received by him of a claim or claims (together with a bona fide estimate thereof) by the Purchaser against him under the provisions of this Agreement, without first setting aside and retaining as part of the assets of the Trust an amount of cash equal to the amount of such claim or bona fide estimate.

        (d) he will not without the written consent of the Purchaser, such consent not to be unreasonably withheld or delayed, change the governing law of the Trust from English law.

2       LEGAL OWNERS OF SHARES

        Each of the Trustees in relation to the Trust (with the intention of binding not only themselves but also their respective successors and assignees) hereby severally warrants to the Purchaser that they or their nominees are the legal owners of the Shares shown in Schedule 5, Part 1 as being held by them and those Shares will at Completion be transferred free from all pledges, liens, charges, equities, encumbrances rights of pre-emption or interests in favour of any other person, body or authority and they will have power to transfer the full legal and beneficial interest in the Shares to the Purchaser.

3       POWER AND AUTHORITY

        Each of the Trustees in relation to the Trust hereby severally warrants to the Purchaser that he has the requisite power and authority to enter into this deed and to give and to undertake the warranties and obligations given and undertakes by him in his capacity as a Trustee, Vendor and Warrantor under this deed.

                                  SCHEDULE 11

          Relevant documents for paragraph 1.1 of part 1 of Schedule 4
          ------------------------------------------------------------

References in column 1 are to document numbers in the disclosure bundle.


--------------------------------------------------------------------------------
KEY AGREEMENTS

---------- ---------------------------------------------------------------------
4.3 Distribution and licence agreement dated 7 March 2001 between Pharmion GMBH and Penn Pharmaceuticals Limited

---------- ---------------------------------------------------------------------
4.4 Amended and restated distribution and licence agreement dated 7 March 2001 between Pharmion GmbH and Inhoco 2388 Limited (now Penn T Limited)

---------- ---------------------------------------------------------------------
4.5 Supplementary agreement to amended and restated distribution and licence agreement dated 18 June 2003 between Pharmion GmbH and Penn T Limited

---------- ---------------------------------------------------------------------
4.6 Amendment number 1 to amended and restated distribution and licence agreement dated 4 March 2003 between Pharmion GmbH and Penn T Limited

---------- ---------------------------------------------------------------------
4.7 Distribution agreement dated 1 July 2002 between Penn T Limited and RHC USA Corporation

---------- ---------------------------------------------------------------------
4.8 Amended distribution agreement dated 10 May 2004 between Penn T Limited and RHC USA Corporation

---------- ---------------------------------------------------------------------
4.9 Distribution agreement, undated, between Penn T Limited and BL & H International Corp

---------- ---------------------------------------------------------------------
4.13        Manufacturing   agreement   dated   December   1995   between  Penn
            Pharmaceuticals Limited and Celgene Corporation

---------- ---------------------------------------------------------------------
4.14 Letter agreement dated 14 August 2000 amending the manufacturing agreement entered into in December 1995 by and between Penn Pharmaceuticals Limited and Celgene Corporation

---------- ---------------------------------------------------------------------
7.1          Letter dated 16 June 2003

---------- ---------------------------------------------------------------------
SAURAMIDE

---------- ---------------------------------------------------------------------
2.16        Details  of sales of  Sauramide  between  1 July 2004 and 31 August
            2004

---------- ---------------------------------------------------------------------
2.17 List of current Sauramide customers and Sauramide sales between 01/07/03 and 30/06/04

---------- ---------------------------------------------------------------------

---------- ---------------------------------------------------------------------
2.24        Sales Process for Penn Pharmaceutical Services Limited

---------- ---------------------------------------------------------------------
15.1        Sauramide: Customer details report

---------- ---------------------------------------------------------------------
15.2 E-mail dated 2 September 2004 - relating to timelines for approval of Thalidomide

---------- ---------------------------------------------------------------------
INSURANCE

---------- ---------------------------------------------------------------------
4.1 Insurance register for Penn Pharmaceuticals Limited date of issue 9 January 2004

---------- ---------------------------------------------------------------------
4.18        Table of Syndicates for Insurance Policy 12 December 2003

---------- ---------------------------------------------------------------------
4.19        Lloyd's Insurance Policy 12 November 2003

---------- ---------------------------------------------------------------------
LICENSES

---------- ---------------------------------------------------------------------
8.1 Manufacturer's special licence dated 19 December 2001 granted to Penn Pharmaceutical Services Limited

---------- ---------------------------------------------------------------------
8.2 Manufacturers licence dated 19 December 2001 granted to Penn Pharmaceutical Services Limited

---------- ---------------------------------------------------------------------
8.3 Wholesale dealers (importation from non-EC countries) licence dated 15 July 1999 granted to Penn Pharmaceutical Services Limited

---------- ---------------------------------------------------------------------
8.4 Wholesale dealers licence dated 29 October 1999 granted to Penn Pharmaceutical Services Limited

---------- ---------------------------------------------------------------------
8.5 Manufacturers authorisation - investigational medicinal products dated 1 May 2004 granted to Penn Pharmaceutical Services Limited

---------- ---------------------------------------------------------------------

                                   Annexure 1
                                   ----------

                           Celgene Pharmion Agreement
                           --------------------------

                                   Annexure 2
                                   ----------

                      Penn Celgene Manufacturing Agreement
                      ------------------------------------

                                   Annexure 3
                                   ----------

                                Option Agreement
                                ----------------

                                   Annexure 4
                                   ----------

                         Articles of Association of Penn
                         -------------------------------

EXECUTED and delivered as a DEED        )
by KEN CALDICOTT                        )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation



EXECUTED and delivered as a DEED        )
by STEVE EVANS                          )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation



EXECUTED and delivered as a DEED        )
by Christopher Higgins                  )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation

EXECUTED and delivered as a DEED        )
by JEREMY HYDE                          )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation



EXECUTED and delivered as a DEED        )
by ROGER SPENCER JONES and              )
ANN JONES                               )    ...................................
as trustees of The Roger Jones Interest )
in Possession Trust in the              )
presence of:                            )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation



EXECUTED and delivered as a DEED        )
by CRAIG RENNIE                         )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation

EXECUTED and delivered as a DEED        )
by PETER SKELLON                        )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation



EXECUTED and delivered as a DEED        )
by GLYN TONGE                           )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation



EXECUTED and delivered as a DEED        )
by BRYN WILLIAMS                        )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation

EXECUTED and delivered as a DEED        )
by KEREN WINMILL                        )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation



EXECUTED and delivered as a DEED        )
by DAVID HENDERSON                      )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation


EXECUTED and delivered as a DEED        )
by PAUL THOMAS                          )
in the presence of:                     )    ...................................

.........................................
Witness signature

.........................................
Witness name (Block Capitals)

.........................................
Witness occupation

EXECUTED and delivered as a DEED        )
by barrington house nominees            )
LIMITED CUSTOMERS B  acting by:         )    ...................................
                                             Director


                                             ...................................
                                             Director/Secretary





EXECUTED and delivered as a DEED        )
by CELGENE CORPORATION                  )
acting by:                              )    ...................................
                                             Director


                                             ...................................
                                             Director/Secretary



EXECUTED and delivered as a DEED        )
by celgene uk manufacturing             )
limited acting by:                      )    ...................................
                                             Director


                                             ...................................
                                             Director/Secretary